Investment Company Act File No. 811-22342

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

[x]  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[  ]  Amendment No. ____________

2009 DOLE FOOD AUTOMATIC COMMON EXCHANGE SECURITY TRUST

(Exact name of Registrant as specified in Charter)

c/o U.S. Bank National Association
Corporate Trust Services
633 West 5th Street, 24th Floor
LM-CA T24T
Los Angeles, CA 90071
(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (213) 615-6043

_________________________

Donald J. Puglisi
c/o U.S. Bank National Association
Corporate Trust Services
633 West 5th Street, 24th Floor
LM-CA T24T
Los Angeles, CA 90071
(Name and address of agent for service)

Copy To:
Wendell M. Faria, Esq.

Paul, Hastings, Janofsky & Walker LLP

875 15th Street, N.W.

Washington, D.C. 20005

EXPLANATORY NOTE

This Registration Statement of 2009 Dole Food Automatic Common Exchange Security Trust (the “Registrant” or the “Trust”) has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”).  However, securities issued by the Registrant (“Securities”) have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and have been offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act.  The Securities are not transferable except (A)(i) to a person who the investor reasonably believes is a qualified institutional buyer acquiring for its own account or the account of a qualified institutional buyer in a transaction meeting the requirements of Rule 144A, (ii) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available), (iii) to an institutional investor that is an accredited investor within the meaning of Rule 501 of Regulation D under the Securities Act, in a transaction exempt from the registration requirements of the Securities Act, or (iv) pursuant to an effective registration statement under the Securities Act, and (B) in accordance with all applicable securities laws of the states of the United States and other jurisdictions.  This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any Security in the Registrant.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following documents:

•	Facing Sheet
•	Explanatory Note
•	Contents of Registration Statement
•	Part A
•	Part B
•	Part C
•	Signature Page
•	Exhibits

PART A

Responses to Items 1, 2, 3.2, 4, 5, 6 and 7 of Part A have been omitted pursuant to paragraph 3 of Instruction G of the General Instructions to Form N-2.

ITEM 3.                      FEE TABLE AND SYNOPSIS.

Investor Transaction Expenses
Maximum Initial Purchaser Compensation (as a percentage of Initial Offering Price)(a)	3.00%
Dividend Reinvestment and Cash Purchase Plan Fees	N/A
Annual Expenses (as a percentage of the Trust’s net assets)
Dividend Reinvestment and Cash Purchase Plan Fees	N/A
Management Fees(b)	0%
Other Expenses(c)	0%
Total Annual Expenses(c)	0%

(a)           The Trust paid Goldman, Sachs & Co., Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC (the “Initial Purchasers”) $0.375 for each Security sold in the offering.  This amount was effectively borne by David H. Murdock, as trustee of the David H. Murdock Living Trust dated May 28, 1986, as amended (the “Seller”) because the amount paid to the Seller under the Contract was reduced by the aggregate discount.

(b)           The Trust is internally managed by its Trustees; consequently, there are no separate investment advisory fees paid by the Trust.  U.S. Bank National Association serves as the administrator of the Trust.

(c)           The Seller paid the organizational costs of the Trust in the amount of $25,000, compensation payable to the Trust’s administrator, custodian, collateral agent, paying agent and Trustees in the amount of $455,000 and approximately $400,000 in costs in connection with the offering of the Securities, for a total of $880,000 (an estimated $293,333 of which would be allocated to each year of the Trust’s existence).  The Seller also pays ongoing expenses of the Trust, estimated to be approximately $355,500 (or approximately $118,500 on an annualized basis) over the term of the Trust, as well as any unanticipated operating expenses of the Trust. Absent these arrangements, the Trust’s ‘Total Annual Expenses” would be approximately 0.00137% of the Trust’s net assets.

The following example, which shows the expenses on a $10,000 investment which would be paid by an investor in the Trust, assuming a 5% annual return, is for illustrative purposes only.  The assumption of a 5% annual return does not accurately reflect the terms of participating as an investor in the Trust, and the Trust does not permit holders of its Securities to reinvest the distributions on the Securities:

	1 Year	3 Years
You would bear the following expenses on a $10,000 investment, assuming (1) no annual expenses and (2) a 5% annual return throughout the period	$300	$300

ITEM 8.  GENERAL DESCRIPTION OF THE REGISTRANT.

The Trust is a recently organized New York trust that is registered as a closed-end, non-diversified investment company under the Investment Company Act.  It was formed on October 12, 2009 under a trust agreement, which was amended and restated on October 22, 2009 in connection with the offering of Securities.  The Trust has a finite term and exists only to offer and sell the Securities and to invest in U.S. Treasury securities and the Contract described herein.

The Trust’s Securities are not registered under the Securities Act, and they are offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act (“Holders”).  The Securities are not transferable except (A)(i) to a person who the investor reasonably believes is a qualified institutional buyer acquiring for its own account or the account of a qualified institutional buyer in a transaction meeting the requirements of Rule 144A, (ii) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available), (iii) to an institutional investor that is an accredited investor within the meaning of Rule 501 of Regulation D under the Securities Act, in a transaction exempt from the registration requirements of the Securities Act, or (iv) pursuant to an effective registration statement under the Securities Act, and (B) in accordance with all applicable securities laws of the states of the United States and other jurisdictions.

The Trust’s Investment Objective and Policies

The Trust’s investment objective is to give the holder of each Security a quarterly cash distribution of $0.21875 (or $0.22604 on February 1, 2010) and, on the Exchange Date, between 0.8333 of a share and 1.000 share of common stock (or cash equal to the value of those shares) of Dole Food Company, Inc. (the “Company”).  For this purpose, the Exchange Date is November 1, 2012 and any day following this date on which the excess portion is delivered.  The excess portion is the number of shares of Company common stock deliverable to the Trust on November 1, 2012 pursuant to the Contract (as defined below) that exceeds 15% of the then outstanding common stock of the Company. The number of shares of Company common stock, or amount of cash, that a holder will receive in exchange for a single Security will vary, depending on the average market price of Company common stock over the twenty business days ending on the third business day prior to the Exchange Date.

•
If the average market price is less than $15.00 but equal to or greater than $12.50, the holder of each Security will receive the number of shares of Company common stock that has a value equal to $12.50.

•	If the average market price is equal to or greater than $15.00, the holder of each Security will receive 0.8333 of a share of Company common stock.

•	If the average market price is less than $12.50, the holder of each Security will receive 1.000 share of Company common stock.

To achieve its investment objective, the Trust invests in:

•	a portfolio of stripped U.S. Treasury securities that will mature during each quarter through November 1, 2012; and

•	the Contract (i.e., the forward purchase contract, dated as of October 22, 2009, between the Seller and the Trust relating to the common stock of the Company).

Restrictions; Fundamental Policies

The Trust has adopted the following fundamental policies:

•	the Trust will invest at least 70% of its total assets in the Contract;

•	the Contract may not be disposed of during the term of the Trust;

•
the U.S. Treasury securities held by the Trust may not be disposed of before the earliest of their respective maturities, the occurrence of certain Reorganization Events, a default by the Seller under the Contract, and the termination of the Trust; and

•
the Trust may not purchase any securities or instruments other than the U.S. Treasury securities, the Contract and the common stock or other assets received pursuant to the Contract and, for cash management purposes, the short-term obligations of the U.S. Government described under “-Temporary Investments” below; issue any securities or instruments except for the Securities; make short sales or purchases on margin; write put or call options; borrow money; underwrite securities; purchase or sell real estate, commodities or commodities contracts; make loans (other than the purchase of stripped U.S. Treasury securities as described herein; or take any action that would or could cause the Trust not to be a “grantor trust” for purposes of U.S. federal income tax law.

The foregoing investment objective and policies are fundamental policies of the Trust that may not be changed without the approval of a majority of the Trust’s outstanding Securities.  A “majority of the Trust’s outstanding Securities” means the lesser of (i) 67% of the Securities represented at a meeting at which more than 50% of the outstanding Securities are represented, and (ii) more than 50% of the outstanding Securities.

The Trust will use the payments it receives on the maturing U.S. Treasury securities it holds to pay the quarterly distributions on the Securities.

The U.S. Treasury Securities

The Trust invests in a series of zero-coupon, or stripped, U.S. Treasury securities with face amounts corresponding to the distributions payable with respect to the Securities and maturities no later than the applicable payment dates under the Securities.  Up to 30% of the Trust’s total assets may be invested in these U.S. Treasury securities.  If the Contract is accelerated, then the U.S. Treasury securities then held in the Trust will be sold by the Administrator and the proceeds of that sale will be distributed pro rata to the Holders, together with the amounts distributed upon acceleration.

Temporary Investments

For cash management purposes, the Trust may invest the proceeds of the U.S. Treasury securities in short-term obligations of the U.S. Government maturing no later than the business day before the next distribution date or in cash.  Not more than 10% of the Trust’s total assets may be invested in these short-term obligations or held in cash at any one time.

The Company and the Common Stock

The Company is the world’s leading producer, marketer and distributor of fresh fruit and fresh vegetables, including an expanding line of value-added products. The Company does not anticipate paying any dividends to its stockholders for the foreseeable future.  The agreements governing the Company’s indebtedness also restrict its ability to pay dividends.

Holders of Securities are not entitled to any rights with respect to the common stock (including voting rights and rights to receive dividends or other distributions on the common stock) unless and until they receive shares of common stock in exchange for the Securities.

The Company files reports, proxy statements and other information with the SEC.  A copy of any of these documents may be obtained at the SEC’s public reference room at the following location: Public Reference Room, 100 F. Street, N.W., Washington D.C. 20549.  The Company is not affiliated with the Trust.

The Contract

Under the terms of the Contract between the Seller and the Trust, the Seller is obligated to deliver to the Trust on the Exchange Date a number of shares of common stock equal to the product of the Exchange Rate (as defined below) times the initial number of shares of common stock covered by the Contract.  The aggregate initial number of shares of common stock under the Contract is equal to the aggregate number of Securities offered pursuant to the Securities offering (and increased by any additional Securities purchased by the Initial Purchasers through exercise of their option to purchase additional Securities).

The aggregate purchase price that the Trust paid under the Contract at the initial closing of the Securities offering was an amount equal to the net proceeds from the offering received on the closing date less the aggregate costs to purchase the U.S. Treasury securities on this date. The aggregate purchase price that the Trust would pay under the Contract with respect to the portion of the Contract related to the Securities to be sold under the Initial Purchasers’ option to purchase additional Securities would be an amount equal to the net proceeds received on such date from the sale of those additional Securities less the aggregate costs to purchase additional U.S. Treasury securities on such date.

The Contract provides that if the Seller delivers Securities to the Trust on or before the Exchange Date, the Seller’s obligation to deliver common stock (or cash) will be proportionately reduced (and the Trust will distribute to the Seller the U.S. Treasury securities and any other property held by the Trust and associated with those Securities and release a portion of the collateral associated with those Securities).  The delivery of Securities in partial or complete satisfaction of the Seller’s obligations will not, however, affect the amount of common stock or cash that will be received in respect of each Security that remains outstanding on the Exchange Date.

The Administrator or the Custodian is responsible for all matters relating to the administration of the Contract.

The Exchange Rate

The “Exchange Rate” to determine the number of common stock the Seller will deliver to the Trust on the Exchange Date will be calculated by the following formula based on the “Average Market Price” of the common stock:

•
If the Average Market Price is less than $15.00 (the “Appreciation Threshold Price”), but equal to or greater than $12.50 (the “Initial Price”), the Exchange Rate will be the number of shares of common stock having a value (determined at the Average Market Price) equal to the Initial Price.

•	If the Average Market Price is equal to or greater than the Appreciation Threshold Price, the Exchange Rate will be 0.8333 of a share of common stock.

•	If the Average Market Price is less than the Initial Price, the Exchange Rate will be 1.000 share of common stock.

This formula or the property deliverable upon exchange on the Exchange Date will be subject to certain adjustments, as discussed below. The Exchange Rate will be rounded upward or downward to the nearest 1/10,000 (or if there is not a nearest 1/10,000, to the next lower 1/10,000).  If this formula requires the Trust to deliver a fraction of a share of common stock to any holder, the Trust will instead deliver cash equal to the value of that fraction of a share.

For illustrative purposes only, the following chart shows the number of shares of common stock that a Holder would receive for each Security at various Average Market Prices.  The chart assumes that there would be no adjustments to the number of shares of common stock deliverable under the Contract by reason of the occurrence of any of the events described under “-The Contract- Adjustment and Dilution Events”.  There can be no assurance that the Average Market Price on the Exchange Date will be within the range set forth below.  Given the Initial Price of $12.50 per Security and the Appreciation Threshold Price of $15.00, a holder would receive in connection with the exchange of Securities on the Exchange Date the following number of shares of common stock:

Average Market Price of a Share of Common Stock	Number of Shares of Common Stock per Security
$12.00	1.000
$12.50	1.000
$13.00	0.9615
$14.00	0.8928
$15.00	0.8333
$16.00	0.8333

Cash Settlement

The Seller may elect to deliver cash, in whole or in part, instead of shares of common stock, on the Exchange Date by notice to the Trust, the Collateral Agent and the Custodian (including as to the portion to be settled in cash specified as a fixed percentage between 0 and 100% - the “Cash Percentage”) not less than 60 days nor more than 90 days preceding the Exchange Date, including with respect to the portion to be delivered in cash.  If the Seller chooses to deliver cash instead of shares of common stock, the amount of that cash will be equal to the value, based on the Average Market Price at the Exchange Date, of the number of shares that the Seller would otherwise be required to deliver on the Exchange Date (the “Full Share Number”).

If the Seller chooses to settle partially in cash, then the amount of cash will be equal to the value, based on the Average Market Price at the Exchange Date, of the Full Share Number of shares, multiplied by the Cash Percentage, and the number of shares to be delivered will be the product of (A) 100% less the Cash Percentage, multiplied by (B) the Full Share Number.

The Trust will notify the holders of the Securities if the Seller elects to settle with cash, in whole or in part, not less than 45 days nor more than 90 days prior to the Exchange Date.

Adjustment and Dilution Events

The Exchange Rate will be adjusted from time to time as follows:

(i)  The Exchange Rate will be adjusted if the Company (1) pays a stock dividend or makes a distribution with respect to the common stock in shares of that stock, (2) subdivides or splits its outstanding shares of common stock, or (3) combines its outstanding shares of common stock into a smaller number of shares.  In any such event, the Exchange Rate will be adjusted pursuant to the following formula:

          A = ER x OS1
                                                    OS0

where,

A = the adjusted Exchange Rate;

ER = the Exchange Rate before the adjustment;

OS1 = the number of shares of common stock outstanding immediately after the effective time of the adjustment relating to such event (giving effect to such event as of such effective time); and

OS0 = the number of shares of common stock outstanding immediately prior to the effective time of the adjustment relating to such event.

Any adjustment made pursuant to this paragraph (i) shall become effective immediately after 5:00 p.m., New York City time, on the date fixed for determination of the holders of common stock entitled to receive such dividend or distribution or the effective date of such share subdivision, split or combination, as applicable.  If any dividend or distribution of the type described in this paragraph (i) is declared but not so paid or made, or the outstanding shares of common stock are not subdivided, split or combined, as the case may be, each new Exchange Rate shall be immediately readjusted, effective as of the date the board of directors of the Company determines not to pay such dividend or distribution or to effect such subdivision, split or combination, to the Exchange Rate that would then be in effect if such subdivision, dividend, distribution, share split or share combination had not been declared or announced.

(ii)  If the Company issues rights or warrants to all holders of common stock entitling them to purchase shares of common stock at a price per share less than the Then-Current Market Price of the common stock (other than rights to purchase common stock pursuant to a plan for the reinvestment of dividends or interest) for the five Trading Days ending on, and including, the Trading Day immediately preceding the ex-dividend date for such issuance, then the Exchange Rate will be adjusted pursuant to the following formula:

A = ER x OS + AS
                 OS + PS

where,
        A = the adjusted Exchange Rate;

        ER = the Exchange Rate before the adjustment;

OS = the number of shares of common stock outstanding immediately before the time (determined as described below) the adjustment is effected by reason of the issuance of those rights or warrants;

AS =the number of additional shares of common stock offered for purchase pursuant to those rights or warrants; and

PS = the number of additional shares of common stock that the aggregate offering price of the total number of shares of common stock so offered for purchase would purchase at the Then-Current Market Price for the five Trading Days ending on, and including, the Trading Day immediately preceding the ex-dividend date for such issuance, which shall be determined by multiplying the total number of shares so offered for subscription or purchase by the exercise price of such rights or warrants and dividing the product so obtained by such Then-Current Market Price.

Any adjustment made pursuant to this paragraph (ii) will become effective immediately after 5:00 p.m., New York City time, on the date fixed for the determination of holders of common stock entitled to receive such rights or warrants.  For purposes of this paragraph (ii), in determining whether any rights or warrants entitle the holders to subscribe for or purchase, or exercise a conversion right for, common stock at less than the applicable Then-Current Market Price, and in determining the aggregate exercise or conversion price payable for such common stock, any consideration the Company receives for such rights or warrants and any amount payable on exercise or conversion thereof will be taken into account, with the value of such consideration, if other than cash, to be determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator.  If any rights or warrants described in this paragraph (ii) are not so issued, the Exchange Rate will be readjusted, effective as of the date the Company’s board of directors publicly announces its decision not to issue such rights or warrants, to the Exchange Rate that would then be in effect if such issuance had not been declared.  If any rights or warrants described in this paragraph (ii) are not exercised or converted prior to the expiration of the exercisability or convertibility thereof, the Exchange Rate will be readjusted to the Exchange Rate that would then be in effect if the adjustments made upon the issuance of such right or warrant had been made on the basis of the delivery of only the number of shares of the common stock actually delivered.

(iii)  If the Company pays a dividend or makes a distribution to all holders of common stock in either case consisting of evidences of its indebtedness or other non-cash assets (excluding any stock dividends or distributions in shares of common stock described above and any Spin-Off Distributions (as defined below)) or issues to all holders of common stock rights or warrants to subscribe for or purchase any of its securities (other than rights or warrants referred to in the second paragraph of this subsection), then the Exchange Rate will be adjusted pursuant to the following formula:

A =ER x     T
                                              T – V

where,

A =the adjusted Exchange Rate;

ER = the Exchange Rate before the adjustment;

T = the Then-Current Market Price per share of common stock for the five Trading Days ending on, and including, the Trading Day immediately preceding the ex-dividend date for such distribution; and

V = the fair market value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator) as of the time the adjustment is effected of the portion of those evidences of indebtedness, non-cash assets or rights or warrants applicable to one share of common stock.

An adjustment to each Exchange Rate made pursuant to this paragraph will be made successively whenever any such distribution is made and will become effective immediately after 5:00 p.m., New York City time, on the date fixed for determination of the holders of common stock entitled to receive such distribution.

(iv)  If the Company distributes cash, other than any cash distributed in consideration of fractional shares of common stock and any cash distributed in certain Reorganization Events (as defined below), by dividend or otherwise, to all holders of common stock, then the Exchange Rate will be adjusted pursuant to the following formula:

A =ER x     T
               T – C

where,

A = the adjusted Exchange Rate;

ER = the Exchange Rate before the adjustment;

T = the Then-Current Market Price per share of common stock for the five Trading Days ending on, and including, the Trading Day immediately preceding the ex-dividend date for such dividend or distribution; and

C = the amount in cash per share that the Company distributes to holders of common stock.

An adjustment to each Exchange Rate made pursuant to this paragraph (iv) will become effective immediately after 5:00 p.m., New York City time, on the date fixed for the determination of the holders of common stock entitled to receive such dividend or distribution.  If any dividend or distribution described in this paragraph (iv) is declared but not so paid or made, each new Exchange Rate will be readjusted, effective as of the date the Company’s board of directors publicly announces its decision not to pay such dividend or distribution, to the Exchange Rate that would then be in effect if such dividend or distribution had not been declared.

(v)  If the Company or any of its subsidiaries makes a payment in respect of a tender or exchange offer for the common stock (other than a tender offer solely to holders of fewer than 100 shares of common stock), and the cash and the value (as determined by a nationally recognized independent investment banking firm retained by the Administrator for this purpose, whose determination shall be conclusive) of any other consideration included in the payment per share of common stock exceeds the Then-Current Market Price for the five consecutive Trading Day period commencing on the Trading Day next succeeding the last day on which tenders or exchanges may be made pursuant to such tender or exchange offer, then the Exchange Rate will be adjusted pursuant to the following formula:

A     =      ER       x                                (V = (T x OS1))
                                                                    (T x OS0)

where,
A = the adjusted Exchange Rate;

ER = the Exchange Rate before the adjustment;

V = the aggregate cash and the value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive), on the expiration date, of the other consideration paid or payable for shares accepted for purchase or exchange in such tender or exchange offer;

T = the Then-Current Market Price per share of common stock for the five consecutive Trading Day period commencing on the Trading Day next succeeding the expiration date (such period, the “tender offer valuation period”);

OS0 = the number of shares of common stock outstanding immediately prior to the time (the “expiration time”) such tender or exchange offer expires (prior to giving effect to such tender offer or exchange offer); and

OS1 = the number of shares of common stock outstanding immediately after the expiration time (after giving effect to such tender offer or exchange offer).

If the application of the foregoing formula pursuant to this paragraph (v) would result in a decrease in the Exchange Rate, no adjustment to the Exchange Rate will be made.  Any adjustment to the Exchange Rate made pursuant to this paragraph (v) will become effective immediately after 5:00 p.m., New York City time, on the final Trading Day of the tender offer valuation period; provided that if the Exchange Date occurs within the five consecutive Trading Days next succeeding the expiration date, references with respect to “five consecutive Trading Day period” will be deemed replaced with such fewer number of Trading Days as have elapsed between the expiration date and the Exchange Date in determining the applicable Exchange Rate.

If the Company or one of its subsidiaries is obligated to purchase shares of common stock pursuant to any such tender or exchange offer, but the Company or such subsidiary is permanently prevented by applicable law from effecting any such purchase, or all such purchases are rescinded, then each new Exchange Rate will be readjusted to be the Exchange Rate that would then be in effect if such tender or exchange offer had not been made.

(vi)  If any adjustment in the Exchange Rate is required to be made as described above, corresponding adjustments to the Initial Price and the Appreciation Threshold Price will be made by dividing each of the Appreciation Threshold Price and the Initial Price by the applicable dilution adjustment.

(vii)  If an adjustment in the Exchange Rate becomes effective during a Calculation Period used to calculate the Average Market Price or the Then-Current Market Price, then the average Closing Prices used to calculate such Average Market Price or Then-Current Market Price for the trading days preceding the effective date of the adjustment in the Exchange Rate will be adjusted proportionally to the corresponding adjustments to the Initial Price and Threshold Appreciation Price.

(viii)  No adjustment will be made under the Contract for dividends, distributions, issuances or repurchases that may be declared or announced after the Exchange Date.  All adjustments described herein will be rounded upward or downward to the nearest 1/10,000 (or if there is not a nearest 1/10,000, to the next lower 1/10,000).  No adjustment in the Exchange Rate will be required unless such adjustment would require an increase or decrease of at least one percent; provided, however, that any adjustments which by reason of the foregoing are not required to be made will be carried forward and taken into account in any subsequent adjustment.

(ix)  The Trust will be required, promptly after the Exchange Rate is adjusted, to provide or cause to be provided written notice of the adjustment to the Holders of the Securities.

Reorganization Events

(i)  If a Reorganization Event occurs, the Seller will be required to deliver on the Exchange Date, in lieu of each share of common stock subject to the Contract, cash in an amount equal to the product of (a) the sum of the Firm Shares (i.e., 24,000,000 shares of Company common stock) and the Additional Shares (i.e., up to 3,600,000 shares that the Initial Purchasers purchase upon the exercise of their option to purchase additional shares of common stock) and (b) the following:

• If the Transaction Value (as defined below) is less than the Appreciation Threshold Price but equal to or greater than the Initial Price, the Initial Price.

• If the Transaction Value is greater than or equal to the Appreciation Threshold Price, 0.8333 multiplied by the Transaction Value.

• If the Transaction Value is less than the Initial Price, the Transaction Value.

This amount of cash is referred to as the “Basic Reorganization Event Amount”.

If the consideration received by the holders of common stock in the Reorganization Event (the “Merger Consideration”) includes Marketable Securities (i.e., any common equity securities, whether voting or non-voting, listed on a national or regional securities exchange), the Seller may choose to deliver those Marketable Securities on the Exchange Date in lieu of delivering an amount of cash equal to the value of those Marketable Securities as described above based on the Average Market Price of the Marketable Securities on the Exchange Date.  If the Seller chooses to deliver Marketable Securities on the Exchange Date, the holders of the Securities will be responsible for paying all brokerage and other transaction costs when they resell those securities.

(ii)  Notwithstanding the foregoing, if at least 30% of the Merger Consideration consists of property, other than Marketable Securities, or a Cash Merger, then delivery of the Merger Consideration, other than any consideration consisting of Marketable Securities, will be accelerated as follows.  The Seller will be required:

• within five business days after the Seller receives the Merger Consideration, to deliver to the Trust the portion of the Merger Consideration, other than Marketable Securities, calculated as described below, which is referred to as the Accelerated Portion (and the Trust will promptly distribute this property to the Holders of the Securities); and

• on the Exchange Date, to deliver to the Trust the number of Marketable Securities calculated as described below.

Instead of delivering any non-cash consideration after a Cash Merger, the Seller may choose to deliver cash equal to the Value of those assets.  Similarly, instead of delivering Marketable Securities on the Exchange Date, the Seller may choose to deliver cash equal to the value, based on the Average Market Price at the Exchange Date, of the number of Marketable Securities that the Seller would otherwise be required to deliver on the Exchange Date.

The Accelerated Portion per Security in a Cash Merger will be the portion of the Merger Consideration, other than Marketable Securities, that has a Value (as defined below) equal to the amount determined pursuant to the following formula:

AP = BREA x OC
                 TV

where,

AP = the Value of the Accelerated Portion;

BREA = the Basic Reorganization Event Amount;

OC = the Value of the portion of the Merger Consideration received in exchange for a single share of common stock that consists of assets other than Marketable Securities; and

TV = the Transaction Value.

The number of Marketable Securities that the Trust will be required to deliver on the Exchange Date in exchange for each Security as a result of a Cash Merger will be determined by applying the Exchange Rate, adjusted as described below, to the Average Market Price of the Marketable Securities on the Exchange Date.  To calculate the Exchange Rate, the Initial Price will be adjusted pursuant to the following formula:

A = IP x MS
                                               TV

where,

A = the adjusted Initial Price;

IP = the Initial Price before the adjustment;

MS = the Value of a Marketable Security; and

TV = the Transaction Value.

Similarly, the Appreciation Threshold Price will be adjusted pursuant to the following formula:

A = ATP x MS
                                                    TV

where,

A = the adjusted Appreciation Threshold Price;

ATP = the Appreciation Threshold Price before the adjustment;

MS = the Value of a Marketable Security; and

TV = the Transaction Value.

The Exchange Rate will be adjusted pursuant to the following formula:

A = ER x SC
                                               MS

where,

A = the adjusted Exchange Rate;

ER = the Exchange Rate (computed on the basis of the adjusted Initial Price and Appreciation Threshold Price and the Average Market Price of the Marketable Securities);

SC = the aggregate Value of the Marketable Securities included in the Merger Consideration received in exchange for a single share of common stock; and

MS = the Value of a share of the Marketable Securities.

(iii)  For purposes of the foregoing formulas, “Value” means (1) in respect of cash, the amount of such cash; (2) in respect of any property other than cash or Marketable Securities, an amount equal to the market value on the date the Reorganization Event is consummated (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive); and (3) in respect of any Marketable Security, an amount equal to the average Closing Price per share of those Marketable Securities for the 20 Trading Days immediately before the date the Reorganization Event is consummated.

A “Reorganization Event” is (1) any consolidation or merger of the Company, or any surviving entity or subsequent surviving entity of the Company, or a Company Successor, with or into another entity (other than a merger or consolidation in which the Company is the continuing corporation and in which the common stock outstanding immediately before the merger or consolidation is not exchanged for cash, securities or other property of the Company or another corporation), (2) any sale, transfer, lease or conveyance to another corporation of the property of the Company or any Company Successor as an entirety or substantially as an entirety, (3) any statutory exchange of securities of the Company or any Company Successor with another corporation or any sale of all or substantially all of the outstanding equity securities of the Company or any Company Successor, including pursuant to any plan of arrangement or similar scheme with the Company’s stockholders under any applicable law, rule or regulation or order of any court or governmental authority (in each case other than in connection with a merger or acquisition referred to in clause (1)), or (4) any liquidation, dissolution or winding up of the Company or any Company Successor.

“Transaction Value” means the sum of (1) for any cash received in the Reorganization Event, the amount of such cash received per share of common stock, (2) for any property other than cash or Marketable Securities received in the Reorganization Event, an amount equal to the market value on the date the Reorganization Event is consummated of the property received per share of common stock (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive), and (3) for any Marketable Securities received in the Reorganization Event, an amount equal to the Average Market Price of those Marketable Securities on the Exchange Date (or, in the case of a Cash Merger, the average Closing Price for the 20 Trading Days immediately before the date the Reorganization Event is consummated) multiplied by the number of those Marketable Securities received for each share of common stock.

The number of Marketable Securities included in the calculation of Transaction Value for purposes of the preceding clause (3) will be adjusted if a dilution event of the type described under “-Adjustment and Dilution Events” occurs with respect to the issuer of the Marketable Securities between the time of the Reorganization Event and the Exchange Date.

(iv)  If a Cash Merger occurs during a Calculation Period used to calculate the Average Market Price, average Closing Price or Transaction Value, then the average Closing Prices used to calculate such Average Market Price, the average Closing Price or the average Closing Price referred to in clause (3) of the definition of Transaction Value, in each case for the Trading Days preceding the effective date of the adjustment in the Exchange Rate, will be adjusted proportionally to the corresponding adjustments to the Initial Price and Threshold Appreciation Price.

(v)  For the avoidance of doubt, if 100% of the Merger Consideration in a Cash Merger consists of cash, then delivery of the entire Merger Consideration will be accelerated as set forth in paragraph (ii) above.  In addition, the Custodian will sell the amount of stripped U.S. Treasury securities held by the Trust and distribute the proceeds pro rata to the Holders.

Spin-Off Distributions

If the Company makes a “Spin-Off Distribution” (i.e., a distribution by the Company to holders of common stock of Marketable Securities issued by an issuer other than the Company) during the term of the Contract, then the Seller will be required to deliver on the Exchange Date, together with each share of common stock delivered under the Contract, the number of Marketable Securities distributed in respect of a single share of common stock in that Spin-Off Distribution.  After the Company makes such a distribution, the “Closing Price” of common stock, for purposes of calculating the Exchange Rate and for all other purposes under the Contract, will be determined as the sum of (A) the Closing Price per share of the common stock and (B) the product of (x) the Closing Price per share of the spun-off Marketable Securities and (y) the number of shares of such Marketable Securities distributed per share of common stock in the Spin-Off Distribution.  The number of Marketable Securities that the Seller is required to deliver, and the formula for determining the “Closing Price” in the preceding sentence, will be adjusted if any event that would, if it had occurred with respect to the common stock or the Company, have required an adjustment pursuant to the provisions described under “-Adjustment and Dilution Events” occurs with respect to those Marketable Securities or their issuer between the time of the Spin-Off Distribution and the Exchange Date.

Instead of delivering Marketable Securities on the Exchange Date, the Seller may choose to deliver cash equal to the value, based on the Average Market Price of the Marketable Securities at the Exchange Date, of the number of Marketable Securities that the Seller would otherwise be required to deliver on the Exchange Date.

No dilution adjustments will be made for events, other than those described above, such as offerings of common stock (other than through the issuance of rights or warrants described above) for cash or in connection with acquisitions.

Collateral Arrangements; Acceleration upon Default by the Seller

The Seller’s obligations under the Contract initially would be secured by a security interest in the maximum number of shares of common stock initially deliverable under the Contract (adjusted in accordance with the dilution adjustment provisions of the Contract, described above), pursuant to the Collateral Agreement.

In the event of a default by the Seller of its obligation under the Contract to deliver more shares of common stock to the Custodian in connection with an adjustment to the Exchange Rate, the Collateral Agreement will require the Seller to pledge as alternative collateral any and all property distributed by the Company that resulted in the adjustment to the Exchange Rate.

If a Reorganization Event occurs, the Collateral Agreement will require the Seller to pledge as alternative collateral all Marketable Securities deliverable in such event in exchange for the maximum number of shares of common stock deliverable under the Contract at the time of the Reorganization Event, plus cash in an amount equal to 100% of the Seller’s Cash Delivery Obligations (as defined below).  Instead of delivering cash, the Seller may choose to deliver U.S. Government obligations with an aggregate market value, when pledged and at daily mark-to-market valuations after that time, of not less than 105% of those Cash Delivery Obligations.  The Collateral Agent will be required, under the Collateral Agreement, to invest any such cash in U.S. Treasury securities maturing on or before November 1, 2012.  The Seller’s “Cash Delivery Obligations” will be the Transaction Value of any Merger Consideration, other than Marketable Securities, in respect of the maximum number of shares covered by the Contract at the time of the Reorganization Event.  The number of Marketable Securities required to be pledged will be adjusted if any event requiring a dilution adjustment under the Contract occurs.  If the Reorganization Event is a Cash Merger, the collateral in respect of the Seller’s Cash Delivery Obligations will be released when the Seller delivers the Accelerated Portion.

If the Company makes a Spin-Off Distribution, the Collateral Agreement will require the Seller to pledge as additional collateral all Marketable Securities deliverable in such distribution in respect of the maximum number of shares of common stock deliverable under the Contract at the time of such Spin-Off Distribution.  The number of these Marketable Securities required to be pledged will also be adjusted if any event requiring a dilution adjustment under the Contract occurs.

Unless the Seller is in default in its obligations under the Collateral Agreement, the Seller will be permitted to substitute for the pledged shares of common stock or Marketable Securities collateral consisting of other unrestricted common stock or short-term, direct obligations of the U.S. Government.  Any U.S. Government obligations pledged as substitute collateral for the common stock or Marketable Securities will be required to have an aggregate market value at the time of delivery and at daily mark-to-market valuations after that time of not less than 150% (or, from and after any Insufficiency Determination that is not cured by the close of business on the fifth business day after written notification to the Seller, as described below, 200%) of the product of (x) the market price of the common stock or Marketable Securities at the time of each valuation and (y) the number of shares of common stock or Marketable Securities for which those obligations are being substituted.

Pursuant to the Contract, the Seller will agree to provide the transfer agent for the common stock or any Marketable Securities with standing instructions to pay over directly to the Collateral Agent for the benefit of the Trust all cash or other property received in respect of distributions or dividends on the common stock or Marketable Securities or in connection with a Reorganization Event.  The Collateral Agent will promptly pay over to the Seller any dividends, interest, principal or other payments received by the Collateral Agent on any collateral pledged by the Seller, including any substitute collateral, unless the Seller is in default in its obligations under the Collateral Agreement (including the Seller’s obligation to pledge additional shares of common stock when required under the Collateral Agreement), or unless the payment of that amount to the Seller would cause the collateral to become insufficient under the Collateral Agreement.  The Seller will have the right to vote any pledged shares of common stock or Marketable Securities for so long as those shares are owned by it and pledged under the Collateral Agreement, unless an event of default occurs under the Contract or Collateral Agreement.

If the Collateral Agent determines that the collateral pledged by the Seller fails to meet the foregoing requirements at any valuation, referred to as an Insufficiency Determination, and that failure is not cured by the close of business on the fifth business day after that determination and written notification to the Seller, then, unless a Collateral Event of Default (as defined below) under the Collateral Agreement has occurred and is continuing, the Collateral Agent will commence (1) sales of the collateral consisting of U.S. Government obligations and (2) purchases, using the proceeds of those sales, of shares of common stock or Marketable Securities in an amount sufficient to cause the collateral to meet the requirements under the Collateral Agreement.  The Collateral Agent will discontinue those sales and purchases if a Collateral Event of Default occurs under the Collateral Agreement.

A “Collateral Event of Default” under the Collateral Agreement means, at any time, (A) if no U.S. Government obligations are pledged as substitute collateral at that time, failure of the collateral to include at least the maximum number of shares of common stock covered by the Contract at that time (or, if a Reorganization Event or Spin-Off Distribution has occurred at or before that time, failure of the collateral to include the maximum number of any Marketable Securities required to be pledged as described above) including as a result of any adjustment to the Exchange Rate; (B) revocation or withdrawal by the Seller of its standing instructions to the transfer agent for the common stock or Marketable Securities as described above; (C) if any U.S. Government obligations are pledged as substitute collateral for shares of common stock (or Marketable Securities) at that time, failure of those U.S. Government obligations to have a market value at that time of at least 150% of the market price per share of common stock (or Marketable Securities) times the difference between (x) the maximum number of shares of common stock (or Marketable Securities) deliverable under the Contract at that time and (y) the number of shares of common stock (or Marketable Securities) pledged as collateral at that time; and (D) at any time after a Reorganization Event in which consideration other than Marketable Securities was delivered, failure of any U.S. Government obligations pledged as collateral for Cash Delivery Obligations to have a market value at that time of at least 105% of those Cash Delivery Obligations, if that failure is not cured within five business days after written notice of that failure is delivered to the Seller.

If a Collateral Event of Default occurs under the Collateral Agreement, or the Seller suffers a bankruptcy or insolvency, the Seller’s obligations under the Contract will automatically be accelerated.  In that event, the Seller will become obligated to deliver the number of shares of common stock (or, after a Reorganization Event or Spin-Off Distribution, the Marketable Securities or cash or other assets or a combination of Marketable Securities and cash or other assets deliverable instead of or in addition to those shares of common stock) then deliverable under the Contract, or any U.S. Government obligations then pledged as collateral for the Seller’s obligations.

If the Contract is accelerated, (1) the Collateral Agent will distribute to the Trust, for distribution to the Holders of the Securities, the shares of common stock and Marketable Securities then pledged by the Seller and/or cash generated from the sale of U.S. Government obligations then pledged by the Seller or other assets, and (2) the Custodian will sell the amount of stripped U.S. Treasury securities held by the Trust and distribute the proceeds pro rata to the Holders.

Risk Factors

The Trust is internally managed by its Trustees and it will not dispose of the Contract or the U.S. Treasury securities even if their price or value falls significantly.

The Trust is not managed like a typical closed-end investment company.  It is internally managed by its Trustees and does not have any separate investment adviser.

The Trust will not dispose of the Contract even if the price of the common stock falls significantly or the financial condition of the Company suffers (or if, after a Reorganization Event or Spin-Off Distribution, comparable developments occur affecting any Marketable Securities or the issuer of those Marketable Securities).

Similarly, the Trust will not dispose of the U.S. Treasury securities held by the Trust before they mature or the Trust terminates, whichever comes first, even if their value falls significantly.

The Securities have limited opportunity for increase in value and there is a risk of decrease in value of the common stock.

Because the Contract allows the Seller to deliver less than a full share of common stock for each outstanding Security if the average market price (or price of the common stock during the twenty business days ending on the third business day prior to November 1, 2012) is higher than the Initial Price, the Securities have more limited appreciation potential than the Company’s common stock.  If the price of common stock rises, a holder of a Security will not receive all of this increase in value.  Holders will not receive any of this increase if the average market price of the common stock at the Exchange Date is below $15.00.  Holders will receive only 83.33% of any increase in the value of the common stock over $15.00.  On the other hand, holders of Securities will bear all of any decrease in the value of the common stock.  The value of the common stock to be received by holders on the Exchange Date (and any cash received in lieu of those shares) may be less than the amount paid for the Securities.  Furthermore, the Securities may trade below the value of the common stock if the common stock appreciates in value.

Distributions on the Securities will be at a fixed rate.

The distributions on the Securities will be at a fixed rate for the entire term of the Trust. To the extent dividends are paid on the common stock, distributions on the Securities may be lower than the dividends paid on the common stock.

The number of shares of common stock to be received by the Holders of the Securities may not be adjusted for certain events.

The number of shares of common stock or amount of cash or type of property that Holders are entitled to receive at the termination of the Trust will be subject to certain adjustments. The number of shares to be received by Holders may not be adjusted for other events, such as issuances of common stock for cash or in connection with acquisitions, that may adversely affect the price of the common stock.  These other events may adversely affect the trading price of the Securities because of the relationship of the amount to be received pursuant to the Contract to the price of the common stock.  There can be no assurance that the Company will not take any of the foregoing actions, or that it will not issue common stock, or that major stockholders, including the Seller, will not sell any common stock in the future, or as to the amount of any such offerings or sales.

The Trust is a non-diversified investment company and therefore is not limited in the proportion of its assets that may be invested in the obligations of a single issuer.

The Trust is considered non-diversified under the Investment Company Act, which means that the Trust is not limited in the proportion of its assets that may be invested in the obligations of a single issuer.  The only assets held by the Trust will be the U.S. Treasury securities, the Contract and common stock of the Company and other securities or property received pursuant to the Contract, and potentially other short-term investments.  As a result, an investment in the Trust will be riskier than an investment in an investment company with diversified investments.

The trading value of the Securities is affected by the common stock price and other factors.

The Trust is a recently organized closed-end investment company with no previous operating history and the Securities are innovative securities.  It is not possible to predict the prices at which the Securities may be transferred in the limited circumstances described herein.

The trading prices of the Securities in the limited circumstances described herein will be directly affected by the trading prices of the Company common stock in the secondary market.  The trading prices of the common stock may fluctuate, due to changes in the Company’s financial condition, results of operations or prospects, or because of complex and interrelated political, economic, financial and other factors that can affect the capital markets generally, the stock exchanges or quotation systems on which the common stock is traded and the market segment of which the Company is a part.  The trading price of the Securities may also fluctuate due to, among other things, fluctuations in interest rates and other factors that are difficult to predict and beyond the Trust’s control.  The Trust believes, however, that because of the yield on the Securities and the formula for determining the number of shares of common stock to be delivered on the Exchange Date, the Securities will tend to trade at a premium to the market value of the common stock if the common stock price falls and at a discount to the market value of the common stock if the common stock price rises.  There can, however, be no assurance that the Securities will trade at a premium to the market value of the common stock.

Shares of closed-end investment companies frequently trade at a discount from net asset value.  This characteristic of investments in a closed-end investment company is a risk separate and distinct from the risk that the Trust’s net asset value will fall.  The Trust cannot predict whether its shares will trade at, below or above net asset value.  The risk of purchasing investments in a closed-end investment company that might trade at a discount may be greater for investors who wish to sell their investments soon after completion of an initial offering because for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

There is no existing trading market for the Securities or the common stock issuable therefor and no trading market may develop.

There is no trading market for the Securities or the common stock issuable therefor.  The Initial Purchasers currently intend, but are not obligated, to make a market in the Securities.  There can be no assurance that a secondary market will develop or, if a secondary market does develop, that it will provide the Holders with liquidity of investment or that it will continue for the life of the Securities.  The liquidity of the trading market, if any, will depend on many factors, including, among other things, the trading price of the common stock, the Company’s financial condition, results of operations or prospects, the market for similar securities and the overall securities markets, and may be adversely affected by unfavorable changes in these factors.  The Initial Purchasers may stop making a market in the Securities at any time without notice.  The Trust does not intend to apply for the listing of the Securities on any securities exchange or for the inclusion of the Securities in any automated quotation system.

Holders of the Securities will not be entitled to certain rights with respect to the common stock unless and until they actually receive common stock in exchange for the Securities but they will be subject to all changes made with respect to the common stock.

Holders of the Securities will not be entitled to certain rights with respect to the Company’s common stock unless and until they actually receive common stock in exchange for the Securities, but they will be subject to all changes affecting the common stock.  For example, holders of Securities will not be entitled to receive dividends.  As another example, in the event that an amendment is proposed to the charter of the Company requiring approval of the holders of the common stock and the record date for determining the stockholders of record entitled to vote on the amendment occurs prior to delivery of shares of common stock to the Holders of Securities following the exchange of the Securities, the Holders of Securities will not be entitled to vote on the amendment, although they will nevertheless be subject to any changes in the powers, preferences or special rights of shares of common stock or other classes of Company stock resulting from such amendment.

There are restrictions on the Holders of the Securities to resell the Securities and common stock issuable upon exchange.

The Trust has offered the Securities and the common stock that may be issuable upon exchange of the Securities in reliance upon exemptions from registration under the Securities Act and applicable state securities laws.  As a result, the Holders of the Securities may transfer or resell the Securities and the common stock that may be issuable upon exchange of the Securities only to the Company or one of its subsidiaries or to a person the Holder reasonably believes to be a qualified institutional buyer in accordance with Rule 144A under the Securities Act or in a transaction registered in accordance with, or exempt from or not subject to, these registration requirements.  The Trust has no obligation to and does not intend to register the Securities, or the common stock issuable upon exchange, for resale.

Bankruptcy events with respect to the Seller or Mr. Murdock could adversely affect the timing of exchange or, as a result, amount received upon exchange of the Securities.

The Trust believes that the Contract constitutes a “securities contract” for purposes of the Bankruptcy Code, performance of which would not be subject to the automatic stay provisions of the Bankruptcy Code in the event of bankruptcy of the Seller or Mr. Murdock.  It is, however, possible that the Contract will be determined not to qualify as a “securities contract” for this purpose, in which case the bankruptcy of the Seller or Mr. Murdock may cause a delay in settlement of the Contract, or otherwise subject the Contract to the bankruptcy proceedings, which could adversely affect the timing of exchange or, as a result, the amount received by the Holders in respect of the Securities.

The Trust is registered with the SEC as a closed-end investment company and, accordingly, is subject to certain restrictions applicable to trading in the Securities.

The Trust is registered with the SEC as an investment company.  Accordingly, investors are subject to certain restrictions applicable to trading in the Securities.  Section 30(h) of the Investment Company Act provides that any holder of 10% or more of any class of outstanding securities of a registered closed-end investment company, such as the Trust, is subject to the same duties and liabilities as those imposed by Section 16 of the Exchange Act.  Section 16 and the rules of the SEC thereunder are commonly known as the short swing profit recovery rules and potentially require 10% or greater stockholders to disgorge to the issuer any profits received upon purchases and sales within six months of covered securities.  These rules also require 10% or greater stockholders to file reports with the SEC reporting their transactions in and holdings of covered securities.  These rules will be applicable to any 10% or greater Holder of the Securities.

In addition, because the Trust is a registered closed-end investment company, the Investment Company Act limits the amount of Securities that may be acquired by other investment companies.  Pursuant to Section 12(d)(1)(A) of the Investment Company Act, subject to certain exceptions, no registered investment company may acquire Securities if after such acquisition such acquiring company would own (1) more than 3% of the outstanding Securities, (2) Securities with an aggregate value in excess of 5% of the acquiring company’s total assets, or (3) Securities that, when taken together with securities of other investment companies owned by such acquiring company, represent more than 10% of the acquiring company’s total assets.  Pursuant to Section 12(d)(1)(C) of the Investment Company Act, subject to certain exceptions, no investment company may acquire Securities if after such acquisition such acquiring company and other investment companies having the same investment adviser would own more than 10% of the outstanding Securities.  These limitations may impact the liquidity of and trading market for the Securities.

ITEM 9.  MANAGEMENT.

The Trustees

The Trust is internally managed by its three Trustees.  The Trustees are responsible for the Trust’s general management and operations.  However, they do not have the power to vary the investments held by the Trust.  The Seller has paid each Trustee, on behalf of the Trust, a one-time, up-front fee to cover the Trustee’s annual fee and anticipated out-of-pocket expenses.

None of the Trustees is an “interested person” of the Trust as defined in the Investment Company Act.  Furthermore, none of the Trustees is a director, officer or employee of any Initial Purchaser or of the Trust’s Administrator, or of any affiliate of any Initial Purchaser or the Administrator.  Each of the Trustees has served as a trustee of other similar trusts, but none of the Trustees receives any compensation for serving as a trustee or director of any other affiliated investment company.

Administrator

The Trust’s day-to-day affairs are managed by U.S. Bank National Association, as administrator (the “Administrator”), under an administration agreement (the “Administration Agreement”).  Under the Administration Agreement, the Trustees have delegated most of their operational duties to the Administrator, including, without limitation, the duties to:

•  receive and pay invoices for expenses incurred by the Trust;

•  with the approval of the Trustees, engage legal and other professional advisors (other than the independent public accountants for the Trust);

•  instruct the Trust’s paying agent to pay the distributions on the Securities;

•  prepare, mail, file and publish all notices, proxies, reports, tax returns and other documents for the Trust, or direct the Trust’s paying agent to do so, and keep the Trust’s books and records;

•  select and engage an independent investment banking firm (after consultation with the Seller), when the Trust is required to do so under the Contract;

•  at the direction of the Trustees, institute and prosecute legal and other appropriate proceedings to enforce the Trust’s rights and remedies, but the Administrator is required to do so only if it receives any indemnity that it requests;

•  make all necessary arrangements for meetings of the Trustees and any meetings of holders; and

•  provide sub-certifications to the Trustees as reasonably requested by the Trustees to meet their certification requirements to the SEC.

The Administrator will not sell any of the Trust’s assets, or permit any other agent of the Trust to do so, except when the Contract requires the Trust to make a delivery, when the Trust is required to sell fractional shares, when the collateral agreement securing the Contract requires the Trust to sell collateral posted by the Seller, and when the Trust terminates.

Custodian

The Trust’s assets are held by U.S. Bank National Association as the Trust’s custodian (the “Custodian”) under a custodian agreement, referred to herein as the Custodian Agreement.

Collateral Agent

The Custodian also acts as collateral agent (the “Collateral Agent”), under the collateral agreement among the Collateral Agent, the Trust and the Seller (the “Collateral Agreement”).  The Collateral Agent holds a perfected security interest in the Company’s common stock and U.S. Government obligations or other assets pledged by the Seller under the Collateral Agreement.  If the Seller defaults under the Contract or Collateral Agreement, the Collateral Agent will sell the collateral posted by the Seller and pay the proceeds of that sale to the Custodian for distribution to the holders of the Securities.

Paying Agent

U.S. Bank National Association also serves as the transfer agent, registrar and paying agent (“Paying Agent”) for the Securities under a paying agent agreement, referred to herein as the Paying Agent Agreement.

Other Information Concerning the Trust’s Agents

The Administrator, the Custodian, the Collateral Agent and the Paying Agent each have the right to resign at any time on 60 days’ notice to the Trust.  The Trustees have the right to remove any of these agents of the Trust at any time on 60 days’ notice or immediately if the agent defaults under the applicable agreement or violates the Investment Company Act, suffers a bankruptcy, merges without the Trust’s consent, or under several other circumstances.  In order to ensure that all the agents of the Trust are the same financial institution or affiliate financial institutions, if any of these agents resigns or is removed, the appointment of each of the other agents automatically terminates.  However, no resignation or removal of any of these agents will be effective until a successor is appointed.  If any of these agents resigns or is removed, the Trustees are required to appoint a successor with the qualifications specified in the Trust Agreement.

Except for its roles as Custodian, Collateral Agent and Paying Agent and Administrator, U.S. Bank National Association has no other affiliation with, and is not engaged in any other transactions with, the Trust.

ITEM 10.     CAPITAL STOCK, LONG-TERM DEBT, AND OTHER SECURITIES.

ITEM 10.1.  CAPITAL STOCK.

The Trust is authorized to issue only the Securities.  Each Security represents an equal proportional interest in the Trust, and there are no preemptive, redemption or conversion rights associated with the Securities.  The Securities are fully paid and nonassessable by the Trust.

Distributions

Amount and Timing

The Trust intends to distribute to holders on a quarterly basis an amount equal to $0.21875 per Security (or $0.22604 on February 1, 2010).  This amount equals the pro rata portion of the fixed quarterly cash distributions from the proceeds of the maturing U.S. Treasury securities held by the Trust.  Distributions will then be made on February 1, May 1, August 1 and November 1 of each year to holders of record as of the preceding business day, commencing on February 1, 2010.  The first distribution was made on February 1, 2010 to holders of record as of the preceding business day, January 29th.  However, if the Trust is required to make a distribution on a Saturday, Sunday or legal holiday, the Trust will pay that distribution on the next business day instead.  Part of each distribution will be treated as a tax-free return of the holder’s investment.  The Trust or its agents will withhold and backup withhold any tax required by law.

Upon termination of the Trust, each holder will receive any remaining net assets of the Trust.

Quarterly distributions on the Securities will consist solely of the cash received from the U.S. Treasury securities.  The Trust will not be entitled to any dividends that may be declared on the Company’s common stock. Holders of the Securities will not be entitled to certain rights with respect to the common stock until they receive common stock in exchange for the Securities but they will be subject to all changes made with respect to the common stock.

The Trust does not permit the reinvestment of distributions.

Tax Treatment of Distributions

Upon a holder’s written request to the Administrator, a representative of the Administrator will (no later than 10 days after the issue date) make available to such holder information regarding the distributions to be received on the stripped U.S. Treasury securities, the portion of each year’s distributions that will constitute a return of capital for U.S. federal income tax purposes and the amount of original issue discount accruing (assuming a yield-to-maturity accrual election in respect of any short-term U.S. Treasury securities) on those U.S. Treasury securities with respect to a holder that acquires its Securities at the issue price from the Initial Purchasers under the terms of the original offering.

Voting

Holders are entitled to a full vote for each Security held on all matters to be voted on by Holders and are not able to cumulate their votes for the election of Trustees. The Trust does not intend to hold annual meetings.  The Trustees may call special meetings of Holders for action by Holder vote as may be required by either the Investment Company Act or the Trust Agreement.  The Holders have the right, upon the declaration in writing or vote of more than two-thirds of the outstanding Securities, to remove a Trustee. The Trustees will call a meeting of Holders to vote on the removal of a Trustee upon the written request of the Holders of record of 10% of the Securities or to vote on other matters upon the written request of the Holders of record of 51 % of the Securities (unless substantially the same matter was voted on during the previous 12 months).  The Trustees will establish, and notify the Holders in writing of, the record date for each such meeting.  The record date must be not less than 10 nor more than 50 days before the meeting date.  Holders at the close of business on the record date will be entitled to vote at the meeting.  The Trust will also assist in communications with other Holders as required by the Investment Company Act.

Voting and consensual rights with respect to the Trust available to or in favor of Holders or owners of Securities may be exercised only by a United States person that is a beneficial owner of a Security or by a United States person acting as irrevocable agent with discretionary powers for the beneficial owner of a Security that is not a United States person.  Holders that are not United States persons must irrevocably appoint a United States person with discretionary powers to act as their agent with respect to such voting and consensual rights.  For this purpose, a United States person is any person treated as a United States person as defined in section 7701 (a}(30) of the Code.

Except as otherwise specified in the Trust Agreement or in any provision of the Investment Company Act and the rules and regulations thereunder, any action may be taken by vote of Holders of a majority of the Securities outstanding present in person or by proxy if Holders of a majority of Securities outstanding on the record date are so represented.

Book-Entry Procedures

The Securities would initially be evidenced by one or more global securities, which would be deposited with the The Depository Trust Company, or DTC, and registered in the name of Cede & Co., or Cede, as nominee of DTC.  As long as DTC is the depositary for the Securities, a Holder may hold its interests in the global Securities only through participants in DTC.

Ownership of beneficial interests in a global security would appear, and transfer of those interests may be made, only on the records kept by DTC (for their participants’ interests) and the records kept by those participants (for interests of persons held by participants on their behalf).  Only institutions (such as a securities broker or dealer) that have accounts with DTC or its nominee, also referred to as participants, and persons that may directly or indirectly hold beneficial interests through participants may own a beneficial interest in a global security.

DTC has advised the Trust as follows:

•  With respect to any distributions on a global security, DTC’s practice is to credit direct participants’ accounts upon DTC’s receipt of funds with payments in amounts proportionate to their respective beneficial interests in the global security as shown on DTC’s records.  Payments by these participants to the beneficial owners of the Securities are governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name”, and making these payments is the responsibility of each participant and not of DTC, the Paying Agent, or the Trust, subject to applicable statutory or regulatory requirements.

•  Purchases of interests in a global security must be made by or through direct participants, which will receive a credit for their interests on DTC’s records.  A Holder’s ownership interest in a global security is in turn recorded on the direct and indirect participants’ records.  DTC does not provide a Holder with written confirmation of purchase, but the participant is expected to provide a Holder with written confirmations that include details of the purchase transaction, as well as periodic statements of the Holder’s holdings. Transfers of ownership interests in a global security are to be accomplished by entries made on the books of direct and indirect participants acting on behalf of the beneficial owners.

•  Neither DTC nor Cede (nor any other DTC nominee) consents or votes with respect to the Securities unless authorized by a direct participant in accordance with DTC’s applicable procedures. Under its usual procedures, DTC will mail an omnibus proxy to the Trust as soon as possible after the record date for any action by the holders of Securities.  The omnibus proxy assigns Cede’s consenting or voting rights to those direct participants to whose accounts the Securities are credited on the record date (identified in a listing attached to the omnibus proxy).

•  DTC will take any action permitted to be taken by a holder of a Security (including the presentation of the Security for exchange) only at the direction of one or more participants to whose account with DTC interests in the global security are credited and only in respect of that portion of the principal amount of the global security as to which that participant has, or those participants have, given direction.

•  DTC is a limited-purpose trust company organized under New York Banking Law, a “banking organization” within the meaning of New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17 A of the Exchange Act.

•  DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation, also referred to as DTCC.  DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies.  DTCC is owned by the users of its regulated subsidiaries.

•  DTC holds securities for its participants and facilitates the clearance and settlement of securities transactions between participants through electronic computerized book-entry transfers and pledges between direct participants’ accounts.

•  Direct participants include U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations.  Indirect access to the DTC system is available to other entities such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly.

Neither the Trust nor the Initial Purchasers have any responsibility or liability for any aspect of the records of DTC, or any of its participants, relating to beneficial interests in any global securities, including for distributions with respect to any global security.  Neither the Trust nor the Initial Purchasers are responsible for maintaining, supervising or reviewing any of those records.

The information in this section concerning DTC, and its book-entry systems, has been obtained from sources that the Trust believes to be reliable, but the Trust takes no responsibility for the accuracy thereof.

ITEM 10.2.  LONG-TERM DEBT.

Not applicable.

ITEM 10.3.   GENERAL.

Not applicable.

ITEM 10.4    TAXES.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

U.S. IRS Circular 230 Disclosure: To ensure compliance with requirements imposed by the IRS, the Trust states that (i) any U.S. tax advice contained in this communication (including any attachments) is not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Code; (ii) any such tax advice is written in connection with the promotion or marketing of the matters addressed; and (iii) if a Holder is not the original addressee of this communication, the Holder should seek advice based on its particular circumstances from an independent advisor.

The following discussion of the principal United States federal income tax consequences deals only with Securities held as capital assets by a Holder who acquires its Securities at the issue price from an Initial Purchaser pursuant to the original offering, and not with special classes of Holders, such as dealers in securities or currencies, traders that elect to mark to market, banks, life insurance companies, tax-exempt organizations, persons that hold Securities that are part of a hedging transaction, straddle or conversion transaction, or persons whose functional currency is not the U.S. dollar.

The summary is based on the Internal Revenue Code of 1986, as amended, or the Code, its legislative history, existing and proposed regulations under the Code, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis.  The Trust has not sought a ruling from the IRS with respect to the federal income tax consequences of ownership of Securities, and the IRS is not required to agree with the Trust.

United States Holders and Non-U.S. Holders (as defined below) should be aware that there are alternative characterizations of the Trust’s assets which could result in different federal income tax consequences.  While the Trust does not believe these alternative characterizations should apply for federal income tax purposes, there can be no assurance in this regard, and Holders should consult their tax advisors concerning the risks associated with alternative characterizations.  The following discussion assumes that no such alternative characterizations will apply.

Tax Status of the Trust

The Trust intends to be treated as a grantor trust for federal income tax purposes. Under the grantor trust rules of the Code, each Holder is considered the owner of its pro rata portions of the stripped U.S. Treasury securities and the Contract in the Trust.  Income received by the Trust will be treated as income of the Holders in the manner set forth below.  By purchasing the Securities, each Holder agrees to treat the Trust as described above and the Securities and the Contract as described herein, unless otherwise required by the IRS.  The following discussion assumes that the Trust will be treated as a grantor trust for federal income tax purposes.

United States Holders

The discussion in this section applies only to United States Holders.  A “United States Holder” is a beneficial owner of Securities who or that is (1) a citizen or resident of the United States, (2) a domestic corporation, (3) an estate whose income is subject to United States federal income tax regardless of its source, or (4) a trust if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust.

Recognition of Original Issue Discount on the U.S. Treasury Securities

The U.S. Treasury securities owned by the Trust consist of stripped U.S. Treasury securities.  A Holder will be required to treat its pro rata portion of each U.S. Treasury security initially acquired by the Trust as a bond that was originally issued on the date the Trust acquired such security.  A Holder will include original issue discount (“OID’’) in income over the life of the U.S. Treasury securities in an amount equal to the Holder’s pro rata portion of the excess of the amounts payable on thoseU.S. Treasury securities over the amount paid for the U.S. Treasury securities by the Trust.  The amount of that excess will constitute only part of the total amounts payable in respect of U.S. Treasury securities held by the Trust, however.  Consequently, a substantial portion of each quarterly cash distribution to the Holders will be treated as a tax-free return of the Holders’ investment in the U.S. Treasury securities and will not be considered current income for federal income tax purposes.

A Holder (whether on the cash or accrual method of tax accounting) will be required to include original issue discount (other than original issue discount on short-term U.S. Treasury securities as defined below) in income for federal income tax purposes as it accrues on a constant yield basis.  The Trust expects that more than 20% of the Holders will be accrual basis taxpayers, in which case acquisition discount on any short-term U.S. Treasury security (i.e., any U.S. Treasury security with a maturity of one year or less from the date it is purchased) held by the Trust also will be required to be included in income by the Holders as it is accrued.  Unless a Holder elects to accrue the acquisition discount on a short-term U.S. Treasury security according to a constant yield method based on daily compounding, that acquisition discount will be accrued on a straight-line basis.

Tax Basis of the U.S. Treasury Securities and the Contract

A Holder’s initial tax basis in the Contract and the U.S. Treasury securities, respectively, will equal its pro rata portion of the amounts paid for them by the Trust.  A Holder’s aggregate tax basis in the U.S. Treasury securities will be increased by the amounts of original issue discount and acquisition discount included in income in respect of U.S. Treasury securities and decreased by each amount of cash received in respect of U.S. Treasury securities.

Upon a Holder’s written request to the Trust’s Administrator, a representative of the Administrator will (no later than 10 days after the issue date) make available to such Holder information regarding the tax basis that a Holder who acquires its Securities at the issue price from an Initial Purchaser pursuant to the original offering, has in the U.S. Treasury Securities and the Contract.

Treatment of the Contract

The Trust believes that the Contract should be treated for federal income tax purposes as a prepaid forward contract for the purchase of a variable number of shares of common stock (and the rest of this discussion assumes this to be the case).  Each Holder will be treated as having entered into a pro rata portion of the Contract and, at the Exchange Date, as having received a pro rata portion of the Company’s common stock, cash, marketable securities or a combination thereof delivered to the Trust.  The Trust notes that in Notice 2008-2, the IRS has requested comments with respect to the treatment of prepaid forward contracts and, in particular, whether the parties to such contracts should be required to accrue income/expense during the term of the transaction if the transaction is not otherwise indebtedness for U.S. federal income tax purposes.

Distribution of the Common Stock

The delivery of Company common stock to the Trust pursuant to the Contract and the Trust’s distribution of common stock to the Holders will not be taxable to the Holders.  Each Holder’s basis in its common stock will be equal to its basis in its pro rata portion of the Contract which is settled in common stock, less the portion of that basis allocable to any fractional shares of common stock for which cash is received.  A Holder should recognize short-term capital gain or loss upon receipt by the Trust of cash in lieu of fractional shares of common stock equal to the difference between the Holder’s allocable portion of the amount of cash received and the Holder’s basis in those fractional shares.  The holding period for the common stock will begin on the day after it is acquired by the Trust.

Distribution of Cash

If the Trust receives cash upon settlement of the Contract, a Holder will recognize capital gain or loss equal to the difference between the Holder’s allocable portion of the amount of cash received and the Holder’s basis in the Contract settled for cash.  Any gain or loss will be capital gain or loss which is taxable to Holders as described below.

Sale of Securities

A Holder who sells Securities will be treated as having sold its pro rata portions of the U.S. Treasury securities and the Contract underlying the Securities.  As a result, the Holder will recognize capital gain or loss equal to the difference between the amount realized and the Holder’s aggregate tax bases in its pro rata portions of the U.S. Treasury securities and the Contract.  Gain or loss will generally be long-term capital gain or loss if the Holder has held the Securities for more than one year.

Alternative Characterizations

The IRS could conceivably seek to treat the Contract differently than a variable prepaid forward contract.  The IRS might, for example, seek to treat the cash paid to the Seller pursuant to the Contract as loans to the Seller in exchange for contingent debt obligations of the Seller.  If the IRS were to prevail in making such an assertion, a Holder might be required to include original issue discount in income over the life of the Securities at a market rate of interest for the Seller, taking account of all the relevant facts and circumstances.  In addition, a Holder would be required to include interest (rather than capital gain) in income on the Exchange Date in an amount equal to the excess, if any, of the value of the common stock received on the Exchange Date (or the proceeds from cash settlement of the Contract) over the aggregate of the basis of the Contract and any interest on the Contract previously included in income (or might be entitled to an ordinary deduction to the extent of interest previously included in income and not ultimately received) and any gain or loss attributable to the sale of the Contract could be treated as ordinary income or loss.  The IRS could also conceivably take the view that certain property received from the Seller under the Contract prior to the Exchange Date or certain adjustments to the Exchange Rate should be included in the gross income of the Holder.  The IRS could further conceivably take the view that the Contract should be treated as a purchase by the Trust of the underlying common stock at the time that the Trust entered into the Contract and that any distribution on the common stock is includable in the Holder’s gross income when received by the Collateral Agent.

Constructive Ownership

Section 1260 of the Code treats a taxpayer owning certain types of derivative positions in property as having “constructive ownership” of that property, with the result that all or a portion of any long-term capital gain recognized by such taxpayer with respect to the derivative position will be re-characterized as ordinary income.  In its current form, Section 1260 of the Code does not apply to the Securities.  If Section 1260 of the Code were to apply to the Securities in the future, however, the effect would be to treat as ordinary income any excess of the long-term capital gain recognized by a Holder on the sale, exchange, retirement or maturity of a Security (or upon the sale of any common stock received thereon) over the amount of capital gain that would have been recognized from the disposition of the underlying common stock.  In addition, Section 1260 of the Code would impose an interest charge on any such gain that was re-characterized.  A Holder of Securities should consult its tax advisors regarding the potential application of Section 1260 of the Code, if any, to the purchase, ownership and disposition of a Security.

Backup Withholding and Information Reporting

The payments of principal and original issue discount on the U.S. Treasury securities, and the proceeds received from cash settlement of the Contract or the sale of Securities, may be subject to U.S. backup withholding tax at the current rate of 28% if the Holder of those Securities fails to supply an accurate taxpayer identification number or otherwise to comply with applicable U.S. information reporting or certification requirements.  Any amounts so withheld will be allowed as a credit against that Holder’s U.S. federal income tax liability and may entitle that Holder to a refund, provided that the required information is timely furnished to the IRS.

After the end of each calendar year, the Trust will furnish to each record holder of Securities an annual statement containing information relating to the payments on the U.S. Treasury securities received by the Trust.  The Trust will also furnish annual information returns to each record holder of the Securities and to the IRS.

Non-U.S. Holders

The following discussion applies only to Non-U.S. Holders.  For purposes of this discussion, a “Non-U.S. Holder” is a Holder that is a beneficial owner of Securities that is not a United States Holder and is not a partnership for U.S. federal income tax purposes.  Non-U.S. Holders that may be subject to special rules, such as “controlled foreign corporations”, taxpayers subject to Section 892 of the Code, or “passive foreign investment companies” should consult their own tax advisors to determine the U.S. federal, state, local and foreign tax consequences that may be relevant to them in their particular circumstances.

United States Federal Withholding Tax

Distributions on the Securities.  The 30% U.S. federal withholding tax will not apply to any distributions on the Securities to a Non-U.S. Holder that are attributable to payments of principal or interest (including OID) on the U.S. Treasury securities provided that the Holder is a Non-U.S. Holder and that such Holder provides its name and address on IRS Form W-8BEN (or other applicable form), and certifies, under penalties of perjury, that it is not a United States person, or if the U.S. Treasury securities are held through certain foreign intermediaries or foreign partnerships, the certification requirements of applicable United States Treasury Regulations are satisfied.

Disposition of Securities or Common Stock Delivered under the Contract.  The 30% U.S. federal withholding tax will not apply to any gain realized on the sale, exchange, or other taxable disposition of the Securities, the Contract, the common stock of the Company delivered under the Contract on the Exchange Date, and the U.S. Treasury securities.  However, such sale may be subject to United States federal income tax as described under “-United States Federal Income Tax” below, and interest income (including OID) and any gain treated as ordinary income realized upon the sale, exchange or other taxable disposition of the U.S. Treasury securities will be subject to withholding at a rate of 30% (or such lower rate under an applicable income tax treaty) in certain circumstances unless the conditions described above are met.

Payments and Adjustments under the Contract.  Under the alternative characterization described above, the IRS could conceivably take the view that certain property received from the Seller under the Contract prior to the Exchange Date, or certain adjustment to the Exchange Rate under the Contract, are items of income subject to United States withholding tax.  The Trust therefore may withhold tax at a 30% rate on any such property received or such adjustments to the Exchange Rate or such lower rate as may be specified by an applicable income tax treaty.  The Trust may withhold such tax from distributions made to such Non-U.S. Holder on the Securities or from any other distribution or payment to the Non-U.S. Holder on the Securities (including the delivery of the common stock under the Contract).  Non-U.S. Holders should consult their advisors as to whether they would be entitled to any refund of any such withholding.  Income that is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and where a tax treaty applies, are attributable to a United States permanent establishment of the Non-U.S. Holder) is not subject to the withholding tax, provided that the Holder satisfies the relevant certification requirement, but instead is subject to U.S. federal income tax as described under “-United States Federal Income Tax” below.

Dividends on Common Stock Delivered under the Contract.  Distributions on the Company’s common stock, if any, generally will constitute dividends for United States federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under United States federal income tax principles.  Amounts not treated as dividends for United States federal income tax purposes will constitute a return of capital and will first be applied against and reduce a Holder’s adjusted tax basis in the common stock, but not below zero, and then the excess, if any, will be treated as gain from the sale of the common stock.  Amounts treated as dividends paid to a Non-U.S. Holder of common stock generally will be subject to United States withholding at a rate of 30% of the gross amount of the dividend, unless either: (a) an applicable income tax treaty reduces or eliminates such tax, and the Non-U.S. Holder properly claims the benefit of that treaty by providing a valid IRS Form W-8BEN (or suitable successor or substitute form) establishing qualification for the reduced rate, or (b) the dividend is effectively connected with the Non-U.S. Holder’s conduct of a trade or business in the United States and the Non-U.S. Holder provides an appropriate statement to that effect on a valid IRS Form W-8ECI (or suitable successor form), in which case the dividends will be subject to U.S. federal income tax as described under “-United States Federal Income Tax” below.

A Non-U.S. Holder of Securities or the Company’s common stock delivered under the Contract who wishes to claim the benefit of an applicable treaty rate for distributions will be required to furnish an IRS Form W-8BEN (or an acceptable substitute form) to claim such reduced rate or exemption from the 30% withholding tax, or an IRS Form W-8ECI (or an acceptable substitute form) stating that such payments are not subject to the 30% withholding tax because they are effectively connected with the Non-U.S. Holder’s trade or business in the United States.  A Non-U.S. Holder eligible for a reduced rate of U.S. federal withholding tax on payments pursuant to an income tax treaty may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS.

United States Federal Income Tax

Effectively Connected Income.  If a Non-U.S. Holder is engaged in a trade or business in the United States and interest (including OID) on the U.S. Treasury securities, dividends on the common stock delivered under the Contract, and to the extent they constitute income to the Non-U.S. Holder, distributions on the common stock subject to the Contract, are effectively connected with the conduct of that trade or business, such Holder will be subject to U.S. federal income tax on the interest, dividends or distributions on the common stock subject to the Contract on a net income basis (although exempt from the 30% withholding tax) in the same manner as if the Holder were a United States person as defined under the Code.  The Non-U.S. Holder must satisfy certain certification and disclosure requirements (as described above) in order to establish its exemption from withholding on its effectively connected income.  In addition, a Non-U.S. Holder that is a foreign corporation may be subject to a branch profits tax equal to 30% (or lower applicable treaty rate) of its earnings and profits for the taxable year, subject to adjustments, that are effectively connected with the conduct by the Holder of a trade or business in the United States.

Gain on disposition of Securities and Common Stock Delivered under the Contract.   Generally, any gain (other than gain treated as interest) realized on the disposition of the Securities, the U.S. Treasury securities, Contract or shares of the Company’s common stock delivered under the Contract will not be subject to U.S. federal income tax unless:

•  the Non-U.S. Holder is an individual who holds his or her Securities or common stock as a capital asset (generally, an asset held for investment purposes) and who is present in the United States for a period or periods aggregating 183 days or more during the calendar year in which the sale or disposition occurs and certain other conditions are met;

•  that gain is effectively connected with a United States trade or business of the Non-U.S. Holder; or

•  The Company’s common stock constitutes a United States real property interest by reason of the Company’s status as a “United States real property holding corporation,” (“USRPHC”) for United States federal income tax purposes and the non-U.S. Holder held, directly or indirectly, at any time during the five-year period preceding the disposition more than 5% of the Company’s common stock and such holder is not eligible for a treaty exemption.  The determination of whether the Company is a USRPHC depends on the fair market value of the Company’s United States real property interests relative to the fair market value of the Company’s other trade or business assets and foreign real property interests.  The Company believes it is not currently, and that it will not become, a USRPHC for United States federal income tax purposes.

Backup Withholding and Information Reporting

In general (except as described below), backup withholding and information reporting will not apply to a distribution of interest and dividends on the common stock delivered under the Contract paid to a Non-U.S. Holder, or to proceeds from the disposition of Securities, the U.S. Treasury securities, or common stock delivered under the Contract by a Non-U.S. Holder, in each case, if the Holder certifies under penalties of perjury that it is a non-United States person and neither the Trust nor its paying agent has actual knowledge to the contrary.

Any amounts withheld under the backup withholding rules will be allowed as a credit against the Non-U.S. Holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.  In general, if the Securities, or common stock delivered to the Non-U.S. Holder under the Contract, are not held through a qualified intermediary, the amount of interest, OID, acquisition discount, dividends and distributions on the common stock subject to the Contract, the name and address of the beneficial owner and the amount, if any, of tax withheld may be reported to the IRS.

ITEM 10.5.  OUTSTANDING SECURITIES.

Title of Class	Amount Authorized	Amount Held by Registrant for its Account	Amount Outstanding Exclusive of Amount Shown as Held by Registrant for its Own Account
Trust Issued Automatic Common Exchange Securities	27,600,000	0	24,000,000

ITEM 10.6.  SECURITIES RATINGS.

Not applicable.

ITEM 11.     DEFAULTS AND ARREARS ON SENIOR SECURITIES.

Not applicable.

ITEM 12.     LEGAL PROCEEDINGS.

None.

ITEM 13.     TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.

Not applicable.

PART B

Part B of this Registration Statement should be read in conjunction with Part A.  Capitalized terms used in this Part B and not otherwise defined have the meanings given them in Part A of this Registration Statement.

ITEM 14.     COVER PAGE.

Not applicable.

ITEM 15.     TABLE OF CONTENTS.

Not applicable.

ITEM 16.     GENERAL INFORMATION AND HISTORY.

Not applicable.

ITEM 17.      INVESTMENT OBJECTIVE AND POLICIES.

Part A contains basic information about the investment objective, policies and limitations of the Trust.

ITEM 18.     MANAGEMENT.

The names, ages, addresses and titles, principal occupations during the past five years and the compensation of the Trustees are as follows:

2009 Dole Food Automatic Common Exchange Security Trust

Trustees and Officers (Unaudited)

Name, Address and Date of Birth	Position(s)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Donald J. Puglisi Puglisi & Associates 850 Library Avenue, Suite 204 Newark, DE 19711 Born 1945	Managing Trustee	Duration of Trust, terminate automatically on November 11, 2012 Since Inception	Managing Director, Puglisi & Associates, 1973 to Present	1	Trustee, FundVantage Trust
William R. Latham III Department of Economics University of Delaware Newark, DE 19716 Born 1944	Trustee	Duration of Trust, terminate automatically on November 11, 2012 Since Inception	Associate Professor of Economics, University of Delaware, 1971 to Present	1	None
James B. O’Neill	Trustee	Duration of Trust, terminate automatically on November 11, 2012 Since Inception	Professor of Economics, University of Delaware, 1971 to Present	1	None

Donald J. Puglisi has been appointed as Managing Trustee.  None of the Trustees is an “interested person” of the Trust as defined in Section 2(a)(19) of the Investment Company Act and the rules thereunder.  Furthermore, none of the Trustees is a director, officer or employee of any Initial Purchaser or of the Trust’s Administrator, or of any affiliate of any Initial Purchaser or the Administrator.  Each of the Trustees has served as a trustee of other similar trusts, but none of the Trustees receives any compensation for serving as a trustee or director of any other affiliated investment company.

The Seller has paid each Trustee, on behalf of the Trust, a one-time, up-front fee to cover the Trustee’s annual fee and anticipated out-of-pocket expenses.

Each Trustee will serve as a member of the Board of Trustees for the duration of the Trust, which is expected to terminate automatically on November 11, 2012.  Any Trustee may resign by executing an instrument in writing resigning as Trustee, filing the same with the Administrator and sending notice to the remaining Trustees.  A Trustee’s resignation becomes effective immediately unless otherwise specified in the written resignation.  A Trustee may be removed in the event of incapacity by vote of the remaining Trustees and for any reason by written declaration or vote of the Holders of more than 66 2/3% of the outstanding Securities, notice of which must be given to the remaining Trustees and the Administrator.  The resignation, removal of failure to reelect any Trustee will not cause the termination of the Trust.

The Board of Trustees has established an Audit Committee, comprised of all members of the Board, which will assist the Board in its oversight of the integrity, quality and objectivity of the Trust’s financial statements and the independent audit thereof, the selection of the Trust’s independent accountant, and the performance of the Company’s internal audit function as well as the performance of the Trust’s independent accountant.  The Board of Trustees has also established a Disclosure Committee, also comprised of all members of the Board, which is responsible for maintaining disclosure controls and procedures and internal control over financial reporting as required by Rule 30a-3 under the Investment Company Act.

No Trustee owns any Securities issued by the Trust.

The Trust has adopted a code of ethics under Rule 17j-1 (the “Code”).  Under the provisions of the Code, no person that is covered thereunder may purchase Securities of the Trust. The Trust has also adopted a supplemental code of ethics for persons performing the functions of principal executive officer and senior financial officers of the Trust, as contemplated by Section 406 of the Sarbanes Oxley Act of 2002 (the “Supplemental Code”).  Both the Code and Supplemental Code may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.  The Code and Supplemental Code are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of these Codes may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov. or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

The Trust has adopted policies and procedures used to determine how proxies relating to portfolio securities it holds and which provide voting rights to its holders may be voted.  The Trustees will vote common stock of the Company which the Trust may hold from time to time in a manner that is consistent with the best interest of Holders of Securities.  In accordance with SEC requirements, the Trust files an annual report on Form N-PX stating how the Trustees have voted common stock the Trust holds during the preceding twelve-month period ended June 30th.

Additional Information Concerning Our Board of Trustees

The Role of the Board

The Board oversees the management and operations of the Trust. The day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Trust’s Administrator, Custodian, and Transfer Agent, each of which is discussed in more detail in this Statement of Additional Information. The Board receives periodic reports from these service providers regarding the Trust’s operations. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of quarterly Board meetings, which involve the Board’s review of important aspects of recent Trust operations.  In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust, and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively given the level of activity of the Trust. It has established an Audit Committee and a Disclosure Committee, which are discussed in more detail above. All members of the Board are Independent Trustees and each of the Audit and Disclosure Committee is comprised entirely of Independent Trustees.  The Managing Trustee is an Independent Trustee. The Board reviews its structure annually.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews information relating to potential risks that may be present in the operations of the Trust given the level and scope of its activity.  For example, the Audit Committee meets periodically with the Chief Compliance Officer to discuss compliance and operational risks. The Audit Committee also meets periodically with the Trust’s independent public accounting firm to discuss potential risks relating to the financial reporting and audit and internal control functions of the Trust.  The Board receives reports from the Audit Committee relating to these matters.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate to his continued service as a Trustee in light of the Trust’s business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each Trustee has served on boards for organizations other than the Trust.  The Board believes that each, therefore, has the requisite experience and professional background to discharge their oversight duties as Trustees in the best interests of Holders.  The Board annually conducts a ‘self-assessment” wherein the effectiveness of the Board and individual Trustees is reviewed.

Diversity in Nominees for Trustees

The Board evaluates candidates’ qualifications for Board membership. When evaluating candidates, the Board considers a number of attributes including, leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior director or executive experience, industry knowledge, business judgment and specific experiences or expertise that would compliment or benefit the Board as a whole.  The Board may also consider other factors/attributes as they may deem appropriate in their own judgment. The Board believes that the significance of each nominee’s background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole. As a result, the Board has not established any litmus test or quota relating to these matters that must be satisfied before an individual may serve as a Trustee.  The Board believes that board effectiveness is best evaluated at a group level, through the annual self assessment process. Through this process the Board considers whether the Board as a whole has an appropriate level of sophistication, skill, and business acumen and the appropriate range of experience and background.

ITEM 19.     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

There are no control persons of the Trust’s Securities.

No person owns 5% or more of the Trust’s outstanding Securities.

ITEM 20.      INVESTMENT ADVISORY AND OTHER SERVICES.

ITEM 20.1.  INVESTMENT ADVISER.

Not applicable.

ITEM 20.2.  OTHER SERVICES UNDER THE INVESTMENT ADVISORY CONTRACT.

Not applicable.

ITEM 20.3.  FEES AND EXPENSES PAID BY PERSON OTHER THAN THE INVESTMENT ADVISER.

David H. Murdock, as trustee of the David H. Murdock Living Trust dated May 28, 1986, as amended (the “Seller”) paid the organizational costs of the Trust in the amount of $25,000, compensation payable to the Trust’s Administrator, Custodian, Collateral Agent, Paying Agent and Trustees in the amount of $455,000 and approximately $400,000 in costs in connection with the offering of the Securities, for a total of $880,000 (an estimated $293,333 of which would be allocated to each year of the Trust’s existence).  The Seller also pays ongoing expenses of the Trust, estimated to be approximately $355,500 (or approximately $118,500 on an annualized basis) over the term of the Trust, as well as any unanticipated operating expenses of the Trust.

ITEM 20.4.  MANAGEMENT-RELATED SERVICE CONTRACT.

The Trust’s day-to-day affairs are managed by U.S. Bank National Association, as administrator (the “Administrator”), under an administration agreement (the “Administration Agreement”).  The Administrator’s principal business address is U.S. Bank National Association, Corporate Trust Services, 633 West 5th Street, 24th Floor, LM-CA T24T, Los Angeles, CA 90071.

Under the terms of the Administration Agreement, the Trustees have delegated most of their operational duties to the Administrator, including, without limitation, the duties to:

•  receive and pay invoices for expenses incurred by the Trust;

•  with the approval of the Trustees, engage legal and other professional advisors (other than the independent public accountants for the Trust);

•  instruct the Trust’s paying agent to pay the distributions on the Securities;

•  prepare, mail, file and publish all notices, proxies, reports, tax returns and other documents for the Trust, or direct the Trust’s paying agent to do so, and keep the Trust’s books and records;

•  select and engage an independent investment banking firm (after consultation with the Seller), when the Trust is required to do so under the Contract;

•  at the direction of the Trustees, institute and prosecute legal and other appropriate proceedings to enforce the Trust’s rights and remedies, but the Administrator is required to do so only if it receives any indemnity that it requests;

•  make all necessary arrangements for meetings of the Trustees and any meetings of holders; and

•  provide sub-certifications to the Trustees as reasonably requested by the Trustees to meet their certification requirements to the SEC.

Under the terms of the Administration Agreement, the Administrator is not authorized to sell any of the Trust’s assets, or permit any other agent of the Trust to do so, except when the Contract requires the Trust to make a delivery, when the Trust is required to sell fractional shares, when the collateral agreement securing the Contract requires the Trust to sell collateral posted by the Seller, and when the Trust terminates.

For providing services to the Trust, the Administrator does not receive any compensation from the Trust.  Rather, the Administrator receives compensation from the Seller as provided under the terms of Fund Expense Agreement among the Seller, U.S. Bank National Association, and the Trust.

ITEM 20.5.  OTHER INVESTMENT ADVISER OF THE TRUST.

Not applicable.

ITEM 20.6.  CUSTODIAN.

The Trust’s assets are held by U.S. Bank National Association as the Trust’s custodian (the “Custodian”) under a custodian agreement, referred to herein as the Custodian Agreement.  The Custodian’s principal address is U.S. Bank National Association, Corporate Trust Services, 633 West 5th Street, 24th Floor, LM-CA T24T, Los Angeles, CA 90071.

Under the terms of this Agreement, the Custodian holds the assets of the Trust in a segregated custody account, separate and distinct from all other accounts, in accordance with Section 17(f) of the Investment Company Act and the rules thereunder.  Under the Custodian Agreement, the Custodian is authorized to use the services of any U.S. securities depository permitted to perform such services for registered investment companies and their custodians under Rule 17f-4 under the Investment Company Act and which have been approved by the Trustees, including The Depository Trust Company and the Federal Reserve Book Entry System.

For providing services to the Trust, the Custodian does not receive any compensation from the Trust.  Rather, the Custodian receives compensation from the Seller as provided under the terms of Fund Expense Agreement among the Seller, U.S. Bank National Association, and the Trust.

The Custodian also acts as collateral agent (the “Collateral Agent”), under the collateral agreement among the Collateral Agent, the Trust and the Seller (the “Collateral Agreement”).  The Collateral Agent holds a perfected security interest in the Company’s common stock and U.S. Government obligations or other assets pledged by the Seller under the Collateral Agreement.  If the Seller defaults under the Contract or Collateral Agreement, the Collateral Agent will sell the collateral posted by the Seller and pay the proceeds of that sale to the Custodian for distribution to the holders of the Securities.

The Custodian also serves as the Trust’s transfer agent, registrar and paying agent under the Paying Agent Agreement.

ITEM 20.7.  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Deloitte & Touche LLP is the independent registered public accounting firm of the Trust.

ITEM 20.8.  AFFILIATED SERVICE PROVIDER OF THE TRUST.

No first- or second-tier affiliate of the Trust serves as the Trust’s custodian, transfer agent, or dividend-paying agent.

ITEM 21.     PORTFOLIO MANAGERS.

Not applicable.

ITEM 22.     BROKERAGE ALLOCATION AND OTHER PRACTICES.

Not applicable.

ITEM 23.     TAX STATUS.

See discussion in Part A.

ITEM 24.     FINANCIAL STATEMENTS.

Table of Contents

Report of Independent Registered Public Accounting Firm	45
Financials Statements:
Schedule of Investments	46
Statement of Assets and Liabilities	47
Statement of Operations	48
Statement of Changes in Net Assets	49
Statement of Cash Flows	50
Financial Highlights	51
Notes to Financial Statements	52

2009 Dole Food Automatic Common Exchange Security Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of the

2009 Dole Food Automatic Common Exchange Security Trust

We have audited the accompanying statement of assets and liabilities of the 2009 Dole Food Automatic Common Exchange Security Trust (the “Trust”), including the schedule of investments, as of December 31, 2009, and the related statements of operations, cash flows, changes in net assets, and the financial highlights for the period from October 28, 2009 (commencement of operations) through December 31, 2009.  These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trust as of December 31, 2009, the results of its operations, its cash flows, changes in its net assets, and financial highlights for the period from October 28, 2009 (commencement of operations) through December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Los Angeles, California
February 24, 2010

2009 Dole Food Automatic Common Exchange Security Trust

Schedule of Investments

December 31, 2009

Security Description	Maturity Date	Par Value	Amortized Cost	Fair Value

Stripped United States Treasury Notes – 10.95%*
Stripped United States Treasury Note	02/15/2011	10,500,000	$10,435,530	$10,425,450
Stripped United States Treasury Note	08/15/2011	10,500,000	10,365,010	10,357,200
Stripped United States Treasury Note	02/15/2012	10,500,000	10,247,675	10,234,350
Stripped United States Treasury Note	08/15/2012	5,250,000	5,064,154	5,059,950
Total Stripped United States Treasury Notes			36,112,369	36,076,950

United States Treasury Bills – 8.01%
United States Treasury Bill	01/28/2010	5,425,000	5,424,797	5,424,886
United States Treasury Bill	07/29/2010	5,250,000	5,242,377	5,243,238
United States Treasury Bill	10/21/2010	10,500,000	10,467,503	10,467,009
United States Treasury Bill	04/22/2010	5,250,000	5,247,409	5,248,740
United States Treasury Bills			26,382,086	26,383,873
			62,494,455	62,460,823
Forward Purchase Contract – 81.04%
D. Murdock Living Trust/2009 Dole Food Automatic Common
Exchange Security Trust Purchase Agreement			228,575,303	266,880,000
Total Forward Purchase Contracts			228,575,303	266,880,000

Total Investments – 100.00%			$291,069,758	329,340,823
Other Assets in Excess of Liabilities – 0.00%*				100
TOTAL NET ASSETS – 100.00%*				$329,340,923

Footnotes
*Percentages are stated as a percent of net assets.

The accompanying Notes to Financial Statements are an integral part of these statements.

2009 Dole Food Automatic Common Exchange Security Trust

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments in U.S. Treasury Securities, at fair value (cost $62,494,455)	$62,460,823
Investments in Forward Purchase Contract, at fair value (cost $228,575,303)	266,880,000
Total investments	329,340,823
Cash	100
Total Assets	329,340,923
Net Assets	329,340,923

Net Assets Consist of:
$0.875 Trust Automatic Common Exchange Securities (“TRACES”), no par value; 24,000,000 shares issued and outstanding	291,000,100
Accumulated net investment income	36,126
Net unrealized appreciation on investments	38,304,697
Net Assets	$329,340,923
Net Asset Value per TRACES share	$13.72

The accompanying Notes to Financial Statements are an integral part of these statements.

2009 Dole Food Automatic Common Exchange Security Trust

Statement of Operations

For the period from October 28, 2009(1) through December 31, 2009

Investment Income
Interest income	$ 36,126
Total Investment Income	36,126

Net investment income	36,126
Net change in unrealized appreciation on investments	38,304,697
Net Increase in Net Assets Resulting from Operations	$38,340,823

(1) Commencement of operations.

The accompanying Notes to Financial Statements are an integral part of these statements.

2009 Dole Food Automatic Common Exchange Security Trust

Statement of Changes in Net Assets

For the period from October 28, 2009(1) through December 31, 2009
Change in Net Assets Resulting from Operations:
Net investment income	36,126
Net change in unrealized appreciation on investments	38,304,697
Net Increase in Net Assets Resulting from Operations	38,340,823

Change in Net Assets Resulting from Capital Transactions:
Gross proceeds from the sale of TRACES	300,000,000
Selling commissions	(9,000,000)
Net Increase in Net Assets Resulting from Capital Transactions	291,000,000

Net Increase in Net Assets	$329,340,823
Net Assets, Beginning of Period	$100
Net Assets, End of Period	329,340,923

(1) Commencement of operations.

The accompanying Notes to Financial Statements are an integral part of these statements.

2009 Dole Food Automatic Common Exchange Security Trust

Statement of Cash Flows

For the period from October 28, 2009(1) through December 31, 2009

Cash Flows from Operating Activities:
Purchases of U.S. Treasury Securities	$ (62,424,697)
Purchase of forward purchase contract	(228,575,303)
Net Cash Used in Operating Activities	(291,000,000)
Cash Flows from Financing Activities:
Proceeds from the sale of TRACES, net of selling commissions	291,000,000
Net Cash Provided by Financing Activities	291,000,000
Net Increase in Cash	-
Cash – Beginning of Period	100
Cash – End of Period	$ 100
Reconciliation of Net Increase in Net Assets Resulting from Operations toNet Cash Used in Operating Activities:
Net increase in net assets resulting from operations	$ 38,340,823
Net change in unrealized appreciation on investments	(38,304,697)
Net increase in discount accretion of U.S. Treasury securities	(36,126)
Purchases of U.S. Treasury securities	(62,424,697)
Purchase of forward purchase contract	(228,575,303)
Net Cash Used in Operating Activities	$ (291,000,000)

(1) Commencement of operations.

The accompanying Notes to Financial Statements are an integral part of these statements.

2009 Dole Food Automatic Common Exchange Security Trust

Financial Highlights

For the period from October 28, 2009(1) through December 31, 2009
Per Share Operating Performance:
Beginning net asset value	$12.50
Selling commissions	(0.37)
Beginning net asset value, net of selling commission	12.13

Income From Investment Operations:
Net investment income	-
Net realized and unrealized gain on investments	1.59
Total Gain from Investment Operations	1.59
Ending net asset value	$13.72

Supplemental Data and Ratios:
Net assets, end of period	$329,340,923
Ratio of Expenses to average net assets	0.00%(2)
Ration of net investment income to average net assets	0.05%(3)
Portfolio turnover rate	0.00%(4)

(1) Commencement of operations.
(2) The Trust is not responsible for any expenses related to its ongoing operations. See Note 3 for additional information.
(3) Annualized ratio of net investment income to average net assets as calculated by net investment income divided by the average of net assets upon commencement and at the end of the period.
(4) No investments were sold during the year.

The accompanying Notes to Financial Statements are an integral part of these statements.

2009 Dole Food Automatic Common Exchange Security Trust

NOTES TO FINANCIAL STATEMENTS

As of and for the period from October 28, 2009 through December 31, 2009

1.	Organization

The 2009 Dole Food Automatic Common Exchange Security Trust (“Trust”) was established on October 22, 2009 and is registered as a non-diversified, closed-end investment company under the Investment Company Act of 1940, as amended (the “Act”). The Trust commenced operations on October 28, 2009. In October 2009, the Trust sold $0.875 Trust Issued Automatic Common Exchange Securities (“TRACES”) to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The TRACES have not been registered for offering under the Act. The Trust used the net offering proceeds to purchase a portfolio comprised of U.S. Treasury Bills, stripped U.S. Treasury securities and to pay the purchase price for a forward purchase contract (the “Contract”) for shares of common stock of Dole Food Company, Inc. (“DFCI”), a Delaware corporation, with an existing shareholder (the “Seller”) of DFCI. Under the terms of the Contract, at the Seller’s discretion, the Trust will exchange each TRACES for either (i) between 0.8333 of a share and 1.000 share of DFCI common stock, or (ii) cash equal to the value of the shares of DFCI common stock on the Exchange Date, November 1, 2012. The Trust will thereafter terminate.

The Trust has entered into an Administration Agreement with U.S. Bank National Association (the “Administrator”) to provide administrative services to the Trust.

2.	Significant Accounting Policies

(a) Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

(b) Investment Valuation
The Trust will use the following valuation methods to determine either current market value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures approved by the Trust’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Trust currently includes the following processes:

(i)
the U.S. Treasury securities held by the Trust will be valued at the mean between the last current bid and asked prices or, if quotations are not available, as determined in good faith by the Board of Trustees,

(ii)	short-term investments having a maturity of 60 days or less will be valued at cost with accrued interest or discount earned included in interest receivable, and

(iii)
the Contract will be valued on the basis of the bid price received by the Trust for the Contract, or any portion of the Contract covering not less than 1,000 shares, from an independent broker-dealer firm unaffiliated with the Trust to be named by the Board of Trustees who is in the business of making bids on financial instruments similar to the Contract and with comparable terms, or if such a bid quotation is not available, as determined in good faith by the Board of Trustees.

(c) Security Transactions and Investment Income
Securities transactions are accounted for as of the date the securities are purchased and sold (trade date). Interest income is recorded as earned and includes accrual of discount. Unrealized gains and losses are accounted for on the specific identification method. Amortized cost valuation represents cost, adjusted for a proportional increase or decrease in value due to the discount or premium until maturity.

(d) Forward Purchase Contract
On October 28, 2009, the Trust entered into the Contract, which is a derivative instrument, with the Seller and paid to the Seller $228,575,303 in connection therewith. Pursuant to this Contract, the Seller is obligated to deliver to the Trust a specified number of shares of DFCI common stock on November 1, 2012 (the “Exchange Date”) so as to permit the holders of the TRACES to exchange on the Exchange Date each of their shares of TRACES for between 0.8333 of a share and 1 share of DFCI common stock or cash equal to the value of these shares on this date.

At December 31, 2009, the Contract had the following value:

Forward Contract	Exchange Date	Cost of Contract	Contract Fair Value	Unrealized Appreciation
Seller – David H. Murdock Living Trust	11/01/2012	$228,575,303	$266,880,000	$38,304,697

The cost and value of the Contract are included in investments, at fair value in the Statement of Assets and Liabilities. The unrealized appreciation is included in the net change in unrealized appreciation in the Statement of Operations.

The Seller’s obligation under the Contract is collateralized by shares of DFCI common stock which are being held in the custody of the Trust’s Custodian, U.S. Bank National Association. At December 31, 2009, the Custodian held 24,000,000 shares of DFCI common stock with an aggregate value of $297,840,000.

3.	Expenses

The Seller has taken on the responsibility to pay all fees and expenses relating to the offering and operation of the Trust including, but not limited to, organizational costs, offering costs, trustee fees, and administration fees. The Trust is not responsible for any fees associated with the Trust’s ongoing operations. During the period from October 28, 2009 through December 31, 2009, the Seller paid fees and expenses totaling $294,870 on behalf of the Trust.

4.	Distributions

TRACES holders are entitled to receive distributions from the maturity of U.S. Treasury Strips of $0.21875 per quarter (except for the first distribution on February 1, 2010 which will be $0.22604), payable quarterly commencing February 1, 2010.

5.	Federal Income Taxation

The Trust is not an association taxable as a corporation for Federal income tax purposes; accordingly, no provision is required for such taxes. Specifically, the Trust is a grantor trust under the U.S. federal income tax laws and as such, TRACES holders will be treated as if each holder owns directly its proportionate share of the assets held by the Trust.

As of December 31, 2009, unrealized appreciation of investments, based on cost for Federal income tax purposes, aggregated $38,304,697, all of which related to appreciated investments. The cost of investments for Federal income tax purposes was $291,069,758 at December 31, 2009.

6.	Fair Value Measurements

The Trust has adopted the fair value measurements and disclosures guidance, ASC 820, for financial assets and liabilities measured on a recurring basis. ASC 820 establishes a fair value hierarchy that prioritizes observable and unobservable inputs to valuation techniques used to measure fair value. These levels, in order of highest to lowest priority are described below:

Level 1:	Quoted prices (unadjusted) in active markets that are accessible at the measurement date for identical assets or liabilities.

Level 2:	Observable prices that are based on inputs not quoted on active markets, but corroborated by market data.

Level 3:	Unobservable inputs that are not corroborated by market data.

The following table provides a summary of the assets and liabilities measured at fair value on a recurring basis under the ASC 820 hierarchy:

		Fair Value Measurements at December 31, 2009 Using
Description	Fair Value at December 31, 2009	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Other U.S. Treasury Securities	$62,460,823	$62,460,823	$–	$–
Total Other	62,460,823	62,460,823	–	–
Derivative Instruments Forward Purchase Contract	266,880,000	–	–	266,880,000
Total Derivative Instruments	266,880,000	–	–	266,880,000
Total	$329,340,823	$62,460,823	$–	266,880,000

Fair Value Measurements Using Significant Unobservable Inputs (Level 3) for Investments For the period from October 28, 2009 through December 31, 2009
Fair value beginning balance	$–
Total unrealized gains included in net increase in net assets applicable to common stockholders	38,304,697
Net purchases, issuances and settlements	228,575,303
Transfers out of Level 3	–
Fair value ending balance	$266,880,000

7.	Investment Transactions

For the period from October 28, 2009 through December 31, 2009, the Trust purchased U.S. Treasury Securities (at cost) and the Contract (at cost) in the amount of $62,424,697 and $228,575,303, respectively. The Trust did not sell any securities during the period ended December 31, 2009.

8.	Capital Share Transactions

During the period from October 28, 2009 through December 31, 2009, the Trust sold 24,000,000 TRACES to qualified institutional buyers in reliance on Rule 144A under the Securities Act and received net proceeds of $291,000,000 ($300,000,000 net of selling commissions of $9,000,000). As of December 31, 2009, there were 24,000,000 TRACES issued and outstanding.

9.	Subsequent Events

The Trust has adopted standards which establish general standards of accounting and for disclosure of events that occur after the balance sheet date, but before the financial statements are issued or are available to be issued. The Trust has performed an evaluation of subsequent events through February 24, 2010, which is the date the financial statements were issued.

PART C – OTHER INFORMATION

Responses to Items 25.2.h., 25.2.l, 25.2.n., and 25.2.o of Part C have been omitted pursuant to Paragraph 3 of Instruction G of the General Instructions to Form N-2.

ITEM 25.  FINANCIAL STATEMENTS AND EXHIBITS.

1.             Financial Statements.  The following is a list of financial statements that have been included in Part B of this registration statement:

o	Schedule of Investments as of December 31, 2009;

o	Statement of Assets and Liabilities as of December 31, 2009;

o	Statement of Operations for the period from October 28, 2009 (commencement of operations) through December 31, 2009;

o	Statement of Changes in Net Assets for the period from October 28, 2009 (commencement of operations) through December 31, 2009;

o	Statement of Cash Flows for the period from October 28, 2009 (commencement of operations) through December 31, 2009;

o	Financial Highlights for the period from October 28, 2009 (commencement of operations) through December 31, 2009.

2.           Exhibits:

(a)  Amended and Restated Trust Agreement.*

(b)  Bylaws.*

(c)  Not applicable.

(d)  See Exhibit (a).

(e)  Not applicable.

(f)  Not applicable.

(g)  Not applicable.

(h)  Not applicable.

(i)  Not applicable.

(j)  Custodian Agreement between U.S. Bank National Association and the Trust, dated October 22, 2009.*

(k)  Other Material Contracts:

(1)  Form of Administration Agreement between U.S. National Bank National Association and the Trust.*

(2)  Form of Forward Purchase Agreement between David H. Murdock, in his individual capacity and as Trustee of the David H. Murdock Living Trust dated May 28, 1986, as amended, as Seller, and the Trust.*

(3)  Form of Collateral Agreement among David H. Murdock, in his individual capacity and as Trustee of the David H. Murdock Living Trust dated May 28, 1986, as amended, as Pledgor, U.S. Bank National Association, as Collateral Agent, and the Trust.*

(4)  Paying Agent Agreement Between U.S. Bank National Association, as Paying Agent, and the Trust, dated as of October 22, 2009.*

(5)  Fund Indemnity Agreement among David H. Murdock, in his individual capacity and as Trustee of the David H. Murdock Living Trust dated May 28, 1986, as amended, U.S. National Bank, and the Trust, dated as of October 22, 2009.*

(l)  Not applicable.

(m)  Not applicable.

(n)  Consent of Deloitte & Touche LLP.

(o)  Not applicable.

(p)  Not applicable.

(q)  Not applicable.

(r)  Trust’s Code of Ethics and Supplemental Code of Ethics.*

*           Filed herewith.

ITEM 26.  MARKETING ARRANGEMENTS.

Not applicable.

ITEM 27.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

Not applicable.

ITEM 28.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL.

Not applicable.

ITEM 29.  NUMBER OF HOLDERS OF SECURITIES.

As of the date hereof, the number of record holders of the Trust’s outstanding Securities was 1.

ITEM 30.  INDEMNIFICATION

The Trust will indemnify each Trustee, the Administrator, the Custodian, the Collateral Agent and the Paying Agent against any liabilities or costs (including the reasonable costs of defending against any liability) that it may incur in acting in that capacity, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or where applicable law prohibits that indemnification.  The Seller has agreed to reimburse the Trust for any amounts it may be required to pay under these indemnifications.  If the Seller does not pay these amounts, the Trust will have to pay them, and this will reduce the amount available to distribute to holders of the Securities.

ITEM 31.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

Not applicable.

ITEM 32.  LOCATION OF ACCOUNTS AND RECORDS.

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act, and the rules promulgated thereunder, are kept at the offices of the Trust’s Administrator at 777 E. Wisconsin Avenue, MK-WI-T5F, Milwaukee, WI 53202, and the offices of U.S. Bank National Association, the Trust’s Custodian, paying agent, transfer agent, and registrar at 633 West 5th Street, 24th Floor, LM-CA T24T, Los Angeles, CA 90071.

ITEM 33.  MANAGEMENT SERVICES.

Not applicable.

ITEM 34.  UNDERTAKINGS.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act, the Trust has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark and the State of Delaware, on the 5th day of March, 2010.

2009 DOLE FOOD AUTOMATIC COMMON EXCHANGE SECURITY TRUST
                   (Name of Registrant)

                   By:/s/ Donald J Puglisi
                    Name: Donald J. Puglisi
                                                                                                Title: Managing Trustee

Exhibit Index

1.           Item 2(a) – Amended and Restated Trust Agreement
2.           Item 2(b) – Bylaws
3.           Item 2(j) – Custodian Agreement
4.           Item 2(k):
a. Administration Agreement
b. Forward Purchase Agreement
c. Collateral Agreement
d. Paying Agent Agreement
e. Fund Indemnity Agreement
5.           Item 2(n) – Consent of Deloitte & Touche LLP
6.           Item 2(r) – Code of Ethics and Supplemental Code of Ethics